Putnam
Tax-Free
Insured
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-03

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

John A. Hill and
George Putnam, III


Dear Fellow Shareholder:

During the fiscal year ended July 31, 2003, Putnam Tax-Free Insured Fund posted positive results at net asset value, though it came in behind its benchmark index and performed only slightly better than its Lipper peer group average. Please see the facing page for details.

In addition to the pressures imposed on bonds as equity investors started drifting back into stocks, the municipal bond market faced difficulties of its own during the period. Besides a significant decline in state and local tax revenues, accompanied by credit rating downgrades of both municipalities and the corporate beneficiaries of industrial development bonds, the market was forced to digest a record level of new issuance during the period. In the following report, your fund's management team discusses performance and strategy in detail and provides its view of prospects for the fiscal year that has just begun.

Despite these challenges, we believe this fund will remain a suitable choice for investors seeking the relative safety and tax-free features of insured municipal bonds. As we wrote in our report to you at the fiscal year's midpoint, we deeply appreciate your continued confidence in Putnam and we firmly believe that over the long term your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds

September 17, 2003

Report from Fund Management


Fund highlights

* During the fiscal year ended July 31, 2003, Putnam Tax-Free Insured Fund's class A shares had total returns of 2.71% at net asset value (NAV) and -2.17% at public offering price (POP).

* Due to differing levels of interest-rate sensitivity, the fund underperformed its primary benchmark, the Lehman Municipal Bond Index, which returned 3.60% during the fiscal year.

* However, at NAV, the fund's class A shares slightly outperformed the average return of 2.51% for the Lipper Insured Municipal Debt Funds category.

* See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The past year has been a period of significant volatility in the fixed-income markets, and insured municipal bonds have been affected by the changing environment. After three years of decline, bond yields turned dramatically upward in the final six weeks of the fund's fiscal year and bond prices fell. Your fund was more sensitive to these changes in price than its benchmark, and, as a result, underperformed. However, due to careful security selection and a focus on the structure of individual issues (including their coupon rates, maturities, and call features), your fund's results at net asset value slightly outperformed the average return of its Lipper peer group. Although the period was challenging because lower revenues and budgetary problems in many states hurt municipal credit ratings, these same events have made higher-quality insured municipals appear more attractive to us compared to lower-rated bonds.

FUND PROFILE

Putnam Tax-Free Insured Fund is designed for investors seeking high current income free from federal income tax. The fund invests in bonds that are insured as to timely payment of principal and interest, escrowed by securities guaranteed by the U.S. government, and/or bonds that are rated AAA (or the equivalent), which is the highest credit rating available.


Market overview

The fund's fiscal year began with continued strong bond performance from the summer of 2002, but in mid October, bond prices declined (and yields rose) as the economic outlook for 2003 brightened. A strong rally in bond prices took place in the second quarter of 2003 due to an accommodative Federal Reserve and market concerns about the prospects for deflation. Municipal price gains were tempered, however, by significant declines in tax revenues and some downgrades in the credit quality of many municipalities. Moreover, the slowing economy hurt the performance of industrial development bonds (IDBs), which are issued by municipalities but backed by companies benefiting from the financing. Fortunately for the insured municipal sector, these difficulties did not have a direct impact, as relatively few insured bonds are IDBs. However, the severe financial difficulties experienced by some airlines cast a shadow over the entire municipal market.

The supply of bonds was high in 2002, with more than $357 billion in municipal bonds issued -- an all-time record. The California Department of Water Resources was responsible for the single largest bond issue ever brought to market. In 2003, municipal supply continued to swell and may be on track to exceed the record set in 2002. In the final months of the period, an improved outlook for the economy contributed to a sharp rise in fixed-income yields, which generally hurt performance of all bond sectors.

On the positive side, insured municipals generally benefited from the decline in overall credit quality during the year, serving as a haven for investors seeking high-quality tax-free investments. In addition, demand for municipals remained firm for much of the period, although it declined sharply at the end of the period when yields rose.



------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 7/31/03
------------------------------------------------------------------
Bonds
------------------------------------------------------------------
Lehman Municipal Bond Index                                  3.60%
------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable bonds)                  5.42%
------------------------------------------------------------------
Lehman GNMA Index (mortgage-backed securities)               2.67%
------------------------------------------------------------------
Lehman Global Aggregate Bond Index (global bonds)           10.56%
------------------------------------------------------------------
Stocks
------------------------------------------------------------------
S&P 500 Index (broad stock market)                          10.64%
------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                   23.11%
------------------------------------------------------------------
MSCI EAFE Index (international stocks)                       6.30%
------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/03.
------------------------------------------------------------------


Strategy overview

The fund's management team implemented two key strategies during the period. First, the fund's interest-rate sensitivity had been defensive, or less sensitive to interest-rate changes, during the first few months of the annual period. We reverted back to a neutral stance -- i.e., no more or less sensitive than the overall market -- after bonds sold off in October 2002, and we maintained this posture through the spring of 2003. As bond yields declined to historic lows in June, we again adopted a more defensive (less sensitive) position, as we realized rates would eventually rise and wanted to reduce the impact of such an event on the fund's share price. After the large rise in rates in July, we again returned to a neutral stance.

The fund also benefited during the period from a cross-market hedging strategy. In October and November 2002, tax-exempt municipal bonds offered investors nearly the same yield as that offered by Treasury bonds. To take advantage of this situation, we established a cross-market arbitrage position, in which we bought intermediate-term municipal bonds and shorted 10-year Treasury futures contracts. Our belief was that if interest rates were to rise (causing bond prices to fall), the fund would have a loss on the municipal bonds but could benefit from potential gains on the Treasury futures contracts. We felt that these Treasury gains would more than offset the loss on the municipal bonds. On the other hand, if rates were to fall (causing bond prices to rise), a loss on the Treasury futures contracts could be offset by an even greater gain on the municipal bonds. We saw the latter scenario occur in the spring, when rates fell to very low levels, and the strategy made a positive contribution to performance. The fund realized further gains in the June market selloff, and we closed out these positions.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                              1/31/03   7/31/03
Average effective
maturity in years                10.1       9.2

Duration in years                 6.3       6.4

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities)

Average effective maturity also takes into account put and call features, where applicable.


Allocation overview

Because of the size of their respective economies, California and New York are among the largest and most influential sources of municipal bond issuance in the country, and they are consequently well represented in your fund's portfolio. With the decline in the national economy and rising federal budget deficits, lower tax revenues and federal cost cutting have hurt state finances and have caused significant budget shortfalls in many states, and California and New York have been particularly hard hit.

California's financial situation has become especially acute. A $35 billion state budget shortfall existed in 2003 -- an outgrowth of the weakened economy as well as the high growth in state spending over the past five years. Moreover, the decline in tax revenues from the technology sector, which had contributed so much to state coffers in past years, was much more significant than anyone had thought possible. Over the past 12 months, the state has issued massive new municipal offerings to help bolster its finances. The combination of increased supply and credit downgrades has caused prices to decline (and yields to rise). Although the state's insured bonds have not been affected by the credit downgrades, the general environment has caused these securities to become cheaper in price (with higher yields). We view this as an opportunity and have begun to increase our holdings of California insured bonds.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS AS
OF 7/31/03]

TOP INDUSTRY WEIGHTINGS AS OF 7/31/03

Utilities                       18.5%

Transportation                  17.6%

Health care                     14.1%

Water and sewer                  8.4%

Housing                          4.3%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.


In New York, similar budget problems have occurred, although to a lesser extent than in California. As with California, record levels of supply, as well as credit downgrades and generally falling market prices, have caused New York's insured municipals to become attractively priced, in our opinion. We have also taken advantage of this situation and have added more New York insured holdings to the fund.


[GRAPHIC OMITTED: PIE CHART CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (95.4%)

VMIG1 (4.6%)

Footnote reads:
As a percentage of market value as of 7/31/03. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Richard Wyke (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Kevin Cronin, and Joyce Dragone.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our current outlook for the municipal bond market is cautiously optimistic. As we expected, investors focused on the U.S. economy after the war in Iraq had ceased to dominate headlines. We believe the sharp increase in bond yields that occurred in July as a result of economic strengthening may segue into more normal yield fluctuations, although yields may trend upward if the economy continues to show signs of recovery. We also believe that state budgets will continue to face pressures through the end of the year. We expect that governments will wrangle with the implementation of costly home-front protection measures while at the same time pushing tax cuts to stimulate economic growth. Since improvements in municipal credit quality typically lag a general economic recovery, we expect municipal credit ratings to remain fragile for the next several months. However, as long as credit quality remains tenuous, we think that investors should continue to seek the relative attractiveness of insured AAA-rated municipal bonds.

We believe that insured municipals continue to offer attractive value, especially since the large yield increase in recent weeks appears to have abated, and that investors seeking federally tax-free income from high-quality municipal bonds should continue to benefit from holding these securities in a diversified portfolio.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Shares of this fund are not insured, and their prices will fluctuate with market conditions.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended July 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.



--------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 7/31/03
--------------------------------------------------------------------------------------------------
                           Class A            Class B             Class C             Class M
(inception dates)         (9/20/93)           (9/9/85)           (7/26/99)            (6/1/95)
                        NAV       POP       NAV      CDSC       NAV      CDSC       NAV       POP
--------------------------------------------------------------------------------------------------
1 year                 2.71%    -2.17%     2.04%    -2.79%     1.82%     0.86%     2.40%    -0.92%
--------------------------------------------------------------------------------------------------
5 years               25.57     19.59     23.14     21.20     20.56     20.56     24.05     20.00
Annual average         4.66      3.64      4.25      3.92      3.81      3.81      4.40      3.71
--------------------------------------------------------------------------------------------------
10 years              65.26     57.44     59.13     59.13     52.72     52.72     59.72     54.54
Annual average         5.15      4.64      4.75      4.75      4.33      4.33      4.79      4.45
--------------------------------------------------------------------------------------------------
Annual average
(life of fund)         7.08      6.79      6.85      6.85      6.54      6.54      6.87      6.68
--------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class A, C, and M shares before their inception are derived from the historical performance of class B shares, adjusted for the applicable sales charge
(or CDSC) and higher operating expenses for such shares.



-------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/03
-------------------------------------------------------------------------------
                                                       Lipper Insured
                                        Lehman            Municipal
                                    Municipal Bond       Debt Funds
                                        Index         category average*
-------------------------------------------------------------------------------
1 year                                   3.60%               2.51%
-------------------------------------------------------------------------------
5 years                                 30.59               23.46
Annual average                           5.48                4.30
-------------------------------------------------------------------------------
10 years                                78.78               63.46
Annual average                           5.98                5.02
-------------------------------------------------------------------------------
Annual average
(life of fund)                           8.00                7.32
-------------------------------------------------------------------------------

* Index and Lipper results should be compared to fund performance at net asset value. Over the 1-, 5-, and 10-year periods ended 7/31/03, there were 49, 42, and 23 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 7/31/93 to 7/31/03

                 Fund's class B          Lehman Municipal
Date/year        shares at CDSC             Bond Index

7/31/93             10,000                   10,000
7/31/94              9,953                   10,187
7/31/95             10,503                   10,989
7/31/96             11,361                   11,714
7/31/97             12,194                   12,915
7/31/98             12,964                   13,690
7/31/99             13,049                   14,083
7/31/00             13,647                   14,691
7/31/01             14,861                   16,171
7/31/02             15,655                   17,256
7/31/03            $15,913                  $17,878

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class A and class M shares would have been valued at $16,526 and $15,972, respectively ($15,744 and $15,454 at public offering price); a $10,000 investment in the fund's class C shares would have been valued at $15,272, and no contingent deferred sales charge would apply.



----------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/03
----------------------------------------------------------------------------------------
                                    Class A         Class B      Class C         Class M
----------------------------------------------------------------------------------------
Distributions (number)                12              12           12              12
----------------------------------------------------------------------------------------
Income 1                          $0.588013       $0.487916    $0.464837       $0.543068
----------------------------------------------------------------------------------------
Capital gains 1
----------------------------------------------------------------------------------------
  Long-term                        0.317400        0.317400     0.317400        0.317400
----------------------------------------------------------------------------------------
  Short-term                       0.046100        0.046100     0.046100        0.046100
----------------------------------------------------------------------------------------
Total                             $0.951513       $0.851416    $0.828337       $0.906568
----------------------------------------------------------------------------------------
Share value:                      NAV       POP       NAV       NAV       NAV       POP
----------------------------------------------------------------------------------------
7/31/02                         $15.46    $16.23    $15.48    $15.49    $15.50    $16.02
----------------------------------------------------------------------------------------
7/31/03                          14.93     15.67     14.95     14.95     14.97     15.47
----------------------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------------------
Current dividend rate 2           3.77%     3.59%     3.09%     2.93%     3.45%     3.34%
----------------------------------------------------------------------------------------
Taxable equivalent 3               5.8      5.52      4.75      4.51      5.31      5.14
----------------------------------------------------------------------------------------
Current 30-day
SEC yield 4                       2.93      2.79      2.26       2.1      2.62      2.53
----------------------------------------------------------------------------------------
Taxable equivalent 3              4.51      4.29      3.48      3.23      4.03      3.89
----------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 35.00% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.




-----------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/03 (MOST RECENT CALENDAR QUARTER)
-----------------------------------------------------------------------------------------------
                        Class A             Class B             Class C             Class M
(inception dates)      (9/20/93)            (9/9/85)           (7/26/99)            (6/1/95)
                     NAV       POP       NAV      CDSC       NAV      CDSC       NAV       POP
-----------------------------------------------------------------------------------------------
1 year               8.25%     3.14%     7.55%     2.55%     7.38%     6.38%     7.92%     4.39%
-----------------------------------------------------------------------------------------------
5 years             31.00     24.77     28.55     26.55     25.86     25.86     29.31     25.10
Annual average       5.55      4.53      5.15      4.82      4.71      4.71      5.28      4.58
-----------------------------------------------------------------------------------------------
10 years            71.61     63.44     65.32     65.32     58.81     58.81     65.89     60.54
Annual average       5.55      5.04      5.16      5.16      4.73      4.73      5.19      4.85
-----------------------------------------------------------------------------------------------
Annual average
(life of fund)       7.36      7.06      7.13      7.13      6.82      6.82      7.15      6.95
-----------------------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Please see first page of performance section for performance calculation methods.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Global Aggregate Bond Index is an unmanaged index used as a broad measure of international investment-grade bonds.

S&P 500 Index is an unmanaged index of common stock performance.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees of Putnam Tax-Free Income Trust and
Shareholders of Putnam Tax-Free Insured Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free Insured Fund (the "fund") at July 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2003, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2003



The fund's portfolio
July 31, 2003

Key to Abbreviations
-------------------------------------------------------------------------------------------------------------------
AMBAC          AMBAC Indemnity Corporation
COP            Certificate of Participation
FGIC           Financial Guaranty Insurance Company
FHA Insd.      Federal Housing Administration Insured
FNMA Coll.     Federal National Mortgage Association Collateralized
FSA            Financial Security Assurance
GNMA Coll.     Government National Mortgage Association Collateralized
G.O. Bonds     General Obligation Bonds
MBIA           MBIA Insurance Company
PSFG           Permanent School Fund Guaranteed
VRDN           Variable Rate Demand Notes

Municipal bonds and notes (100.4%) (a)
Principal amount                                                                          Rating (RAT)        Value
Alabama (2.2%)
-------------------------------------------------------------------------------------------------------------------
         $3,000,000 Alabama A&M U. Rev. Bonds, MBIA, 6 1/2s, 11/1/25                      Aaa            $3,393,750
          7,500,000 Jefferson Cnty., Swr. Rev. Bonds, FGIC, 5 3/4s, 2/1/38                Aaa             8,559,375
                                                                                                      -------------
                                                                                                         11,953,125

Alaska (2.3%)
-------------------------------------------------------------------------------------------------------------------
                    AK State Hsg. Fin. Corp. Rev. Bonds, Ser. A
          5,740,000 4.4s, 12/1/31                                                         Aaa             5,969,600
          6,000,000 MBIA, 5.9s, 12/1/19                                                   Aaa             6,202,500
                                                                                                      -------------
                                                                                                         12,172,100

Arizona (2.2%)
-------------------------------------------------------------------------------------------------------------------
          7,500,000 Arizona School Fac. Board COP, Ser. A, MBIA,
                    5s, 9/1/12                                                            Aaa             8,109,375
                    AZ State Trans. Board Rev. Bonds, Ser. B
          2,250,000 5 1/4s, 7/1/15                                                        AAA             2,415,938
          1,000,000 5 1/4s, 7/1/14                                                        AAA             1,081,250
                                                                                                      -------------
                                                                                                         11,606,563

California (10.1%)
-------------------------------------------------------------------------------------------------------------------
          2,105,000 Alvord, G.O. Bonds, Ser. A, MBIA, 5.9s, 2/1/20                        AAA             2,383,913
          4,500,000 CA Poll. Control Fin. Auth. Poll. Control Rev.
                    Bonds (Pacific Gas & Electric Corp.), Ser. A,
                    MBIA, 5.35s, 12/1/16                                                  AAA             4,725,000
         20,000,000 CA State Dept. of Wtr. Resources Rev. Bonds,
                    Ser. A, AMBAC, 5 1/2s, 5/1/13                                         Aaa            21,825,000
          3,000,000 CA Statewide Cmnty. Dev. Auth. COP (Motion Picture
                    & TV Fund), AMBAC, 5.35s, 1/1/24                                      Aaa             3,090,000
          7,000,000 San Diego Cnty., Wtr. Auth. COP, FGIC,
                    5.681s, 4/23/08                                                       Aaa             7,875,000
          5,000,000 San Francisco, City & Cnty. Arpt. Comm. Rev.
                    Bonds, Ser. 29 B, FGIC, 5s, 5/1/12                                    AAA             5,337,500
          3,680,000 Santa Ana, Fin. Auth. Lease Rev. Bonds (Police
                    Admin. & Hldg. Fac.), Ser. A, MBIA, 6 1/4s, 7/1/17                    Aaa             4,342,400
          3,905,000 Vallejo City, Unified School Dist. G.O. Bonds,
                    Ser. A, MBIA, 5.9s, 2/1/22                                            AAA             4,393,125
                                                                                                      -------------
                                                                                                         53,971,938

Colorado (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,102,000 CO Hlth. Fac. Auth. Rev. Bonds (Cmnty. Provider
                    Pooled Loan Program), Ser. A, FSA, 7 1/4s, 7/15/17                    Aaa             1,104,920
          5,000,000 Denver, City & Cnty. Arpt. Rev. Bonds, MBIA,
                    5 1/2s, 11/15/25                                                      Aaa             5,181,250
          4,000,000 Weld Cnty. School Dist. G.O. Bonds, FSA, 5 1/2s,
                    12/1/19                                                               Aaa             4,225,000
                                                                                                      -------------
                                                                                                         10,511,170

District of Columbia (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 DC COP, AMBAC, 5 1/4s, 1/1/09                                         AAA             1,088,750
          3,000,000 DC G.O. Bonds, Ser. A, FSA, 5 7/8s, 6/1/05                            Aaa             3,228,750
                                                                                                      -------------
                                                                                                          4,317,500

Florida (5.7%)
-------------------------------------------------------------------------------------------------------------------
            730,000 FL Hsg. Fin. Agcy. Rev. Bonds (Home Ownership Dev.
                    Program Class B), Ser. 1987 G2, 8.595s, 11/1/18                       AAA               761,025
         13,675,000 Hernando Cnty., Rev. Bonds (Criminal Justice
                    Complex Fin.), FGIC, 7.65s, 7/1/16                                    Aaa            17,914,250
          5,000,000 Orlando & Orange Cnty., Expressway Auth. Rev.
                    Bonds, FGIC, 8 1/4s, 7/1/14                                           Aaa             6,687,500
          3,960,000 Sumter Cnty., School Dist. Rev. Bonds (Multi Dist.
                    Loan Program), FSA, 7.15s, 11/1/15                                    Aaa             5,009,400
                                                                                                      -------------
                                                                                                         30,372,175

Georgia (2.3%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 Atlanta, Arpt. Rev. Bonds, Ser. B, FGIC, 5 5/8s, 1/1/30               Aaa             8,240,000
          3,360,000 Fulton Cnty., Dev. Auth. Rev. Bonds (Klaus Pkg. &
                    Fam. Hsg. Project), MBIA, 5 1/4s, 11/1/20                             Aaa             3,465,000
            415,000 GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. Y,
                    AMBAC, 6.4s, 1/1/13                                                   AAA+              492,813
                                                                                                      -------------
                                                                                                         12,197,813

Idaho (1.0%)
-------------------------------------------------------------------------------------------------------------------
          5,440,000 ID Hlth. Fac. Auth. VRDN (St. Lukes Med. Ctr.),
                    FSA, 0.97s, 7/1/30                                                    VMIG1           5,440,000

Illinois (10.1%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, Board of Ed. G.O. Bonds, Ser. A
          1,000,000 FGIC, 5 1/4s, 12/1/20                                                 Aaa             1,050,000
          1,500,000 MBIA, 5 1/4s, 12/1/19                                                 Aaa             1,550,625
          5,500,000 Chicago, G.O. Bonds, Ser. A, AMBAC, 5 5/8s, 1/1/39                    Aaa             5,671,875
          3,000,000 Chicago, Midway Arpt. Rev. Bonds, Ser. A, FSA, 5s,
                    1/1/07                                                                Aaa             3,195,000
                    Chicago, O'Hare Intl. Arpt. Rev. Bonds, Ser. E,
                    AMBAC
          2,625,000 5s, 1/1/06                                                            Aaa             2,775,938
          2,535,000 5s, 1/1/05                                                            Aaa             2,639,569
          2,150,000 Chicago, Wtr. Rev. Bonds, AMBAC, 5 3/4s, 11/1/30                      Aaa             2,348,875
          4,000,000 Cook Cnty. G.O. Bonds, Ser. D, AMBAC, 5 1/4s,
                    11/15/21                                                              Aaa             4,080,000
          1,000,000 Du Page Cnty., Cmnty. High School Dist. G.O. Bonds
                    (Dist. No. 108 - Lake Park), FSA, 5.6s, 1/1/20                        Aaa             1,065,000
          5,000,000 IL G.O. Bonds, Ser. 1, MBIA, 5 1/4s, 10/1/19                          Aaa             5,200,000
          3,000,000 IL State G.O. Bonds, FGIC, 6s, 11/1/26                                Aaa             3,420,000
          3,900,000 Regl. Trans. Auth. G.O. Bonds, FSA, 5 3/4s, 6/1/15                    Aaa             4,377,750
                    Regl. Trans. Auth. Rev. Bonds
          5,000,000 Ser. A, AMBAC, 8s, 6/1/17                                             Aaa             6,468,750
          7,220,000 Ser. B, MBIA, 5 3/4s, 6/1/33                                          Aaa             7,896,875
          2,305,000 Ser. B, MBIA, 5 1/2s, 6/1/15                                          AAA             2,535,500
                                                                                                      -------------
                                                                                                         54,275,757

Indiana (3.8%)
-------------------------------------------------------------------------------------------------------------------
          6,605,000 Center Grove, Bldg. Rev. Bonds, AMBAC, 5 1/2s,
                    1/15/26                                                               Aaa             6,728,844
          1,000,000 Evansville Vanderburgh Pub. Leasing Corp. Rev.
                    Bonds (1st Mtge.), MBIA, 5 3/4s, 7/15/18                              Aaa             1,075,000
          3,135,000 IN Bond Bk. Rev. Bonds, AMBAC, 5s, 2/1/06                             Aaa             3,358,369
          7,500,000 IN Hlth. Fac. Fin. Auth. Hosp. Rev. Bonds
                    (Columbus Regl. Hosp.), FSA, 7s, 8/15/15                              Aaa             9,103,125
                                                                                                      -------------
                                                                                                         20,265,338

Iowa (0.9%)
-------------------------------------------------------------------------------------------------------------------
          4,505,000 IA Fin. Auth. Rev. Bonds (Mtge. Backed Securities
                    Program), Ser. B, GNMA/FNMA Coll., 4.7s, 7/1/23                       Aaa             4,707,725

Louisiana (1.4%)
-------------------------------------------------------------------------------------------------------------------
            157,793 East Baton Rouge, Mtge. Fin. Auth. Rev. Bonds
                    (Single Fam.), Ser. B, GNMA Coll., 8 1/4s, 2/25/11                    AAA               159,371
          3,000,000 LA Rev. Bonds, Ser. A, AMBAC, 5 3/8s, 6/1/19                          Aaa             3,138,750
          4,000,000 LA State U. & Agriculture & Mechanical College
                    Rev. Bonds, MBIA, 5 1/2s, 7/1/26                                      Aaa             4,200,000
                                                                                                      -------------
                                                                                                          7,498,121

Massachusetts (2.3%)
-------------------------------------------------------------------------------------------------------------------
          2,850,000 MA Dev. Fin. Agcy. Rev. Bonds, Ser. A, MBIA,
                    5 1/2s, 1/1/11                                                        Aaa             3,110,063
          4,300,000 MA State G.O. Bonds, Ser. D, FGIC, 5 1/2s, 11/1/18                    AAA             4,692,375
          4,500,000 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Harvard Pilgrim Hlth.), Ser. A, FSA, 5s, 7/1/14                      Aaa             4,725,000
                                                                                                      -------------
                                                                                                         12,527,438

Michigan (3.1%)
-------------------------------------------------------------------------------------------------------------------
            720,000 Detroit, Rev. Bonds, Ser. B, FGIC, 5 1/4s, 7/1/20                     AAA               745,200
            500,000 Kent, Hosp. Fin. Auth. Rev. Bonds (Spectrum Hlth.
                    Care), Ser. A, MBIA, 5 1/2s, 1/15/17                                  AAA               531,875
          5,000,000 MI State Hosp. Fin. Auth. Rev. Bonds (Mercy Hlth.
                    Svcs.), Ser. A, AMBAC, 6s, 8/15/34                                    Aaa             5,437,500
          4,000,000 MI State Strategic Fund Ltd. Rev. Bonds (Detroit
                    Edison Co.), AMBAC, 7s, 5/1/21                                        Aaa             4,940,000
          3,500,000 MI State Strategic Fund, Ltd. Rev. Bonds (Detroit
                    Ed CC Conv), AMBAC, 4.85s, 9/1/30                                     Aaa             3,714,375
          1,065,000 St. Joseph School Dist. G.O. Bonds, 5 1/2s, 5/1/18                    Aaa             1,120,913
                                                                                                      -------------
                                                                                                         16,489,863

Minnesota (3.0%)
-------------------------------------------------------------------------------------------------------------------
         15,000,000 Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds,
                    Ser. A, AMBAC, 5 1/4s, 1/1/16                                         Aaa            16,218,750

Mississippi (0.7%)
-------------------------------------------------------------------------------------------------------------------
                    MS Dev. Bk. Special Obligation Rev. Bonds (Waste
                    Wtr. & Solid Waste Mgt.), Ser. A, FSA
          1,855,000 5 3/8s, 2/1/19                                                        Aaa             1,940,794
          1,755,000 5 3/8s, 2/1/18                                                        Aaa             1,849,331
                                                                                                      -------------
                                                                                                          3,790,125

Missouri (1.6%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 MO State Hlth. & Edl. Fac. Auth. VRDN (Cox Hlth.
                    Syst.), AMBAC, 0.92s, 6/1/22                                          VMIG1           8,500,000

Nebraska (1.1%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 NE Investment Fin. Auth. Rev. Bonds, MBIA, 6.66s,
                    12/8/16                                                               Aaa             6,054,540

Nevada (1.5%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Clark County Rev. Bonds, Ser. B, FGIC, 5 1/4s, 7/1/20                 Aaa             4,080,000
          3,665,000 Washoe Cnty., Arpt. Auth. Rev. Bonds, FSA,
                    5s, 7/1/11                                                            Aaa             3,871,156
                                                                                                      -------------
                                                                                                          7,951,156

New Hampshire (1.1%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 NH State Tpk. Syst. Rev. Bonds, FGIC, 6.806s,
                    11/1/17                                                               Aaa             5,731,250

New Jersey (1.9%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 NJ Econ. Dev. Auth. Rev. Bonds (School Fac.
                    Construction), Ser. F, FGIC, 5 1/4s, 6/15/21                          Aaa            10,317,000

New Mexico (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Albuquerque, Arpt. Rev. Bonds, AMBAC, 5s, 7/1/07                      Aaa             1,077,500
             40,000 NM Mtge. Fin. Auth. Single Fam. Mtge. Rev. Bonds,
                    Ser. C, FGIC, 8 1/2s, 7/1/07                                          Aaa                40,300
                                                                                                      -------------
                                                                                                          1,117,800

New York (9.7%)
-------------------------------------------------------------------------------------------------------------------
                    Metropolitan Trans. Auth. Rev. Bonds, Ser. A
          7,135,000 FGIC, 5 1/2s, 11/15/19                                                Aaa             7,777,150
          2,000,000 AMBAC, 5 1/2s, 11/15/14                                               AAA             2,212,500
                    Nassau Cnty., Hlth. Care Syst. Rev. Bonds (Nassau
                    Hlth. Care Corp.), FSA
          4,610,000 6s, 8/1/13                                                            Aaa             5,232,350
          2,285,000 6s, 8/1/12                                                            Aaa             2,564,913
                    NY City, VRDN, 1993 Ser. B, FGIC
          3,000,000 0.87s, 10/1/21                                                        VMIG1           3,000,000
          2,600,000 0.87s, 10/1/20                                                        VMIG1           2,600,000
          5,250,000 NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN,
                    Ser. G, FGIC, 0.85s, 6/15/24                                          VMIG1           5,250,000
                    NY State Dorm. Auth. Rev. Bonds
          5,535,000 (City U. Syst. Construction), Ser. A, FGIC,
                    5 1/4s, 7/1/13                                                        Aaa             6,012,394
          1,750,000 (NY U.), Ser. B, MBIA, 5s, 7/1/11                                     Aaa             1,881,250
          9,750,000 NY State Energy Research & Dev. Auth. Poll.
                    Control Rev. Bonds (Niagara Mohawk Pwr. Corp.),
                    Ser. A, FGIC, 7.2s, 7/1/29                                            Aaa            10,404,128
          4,445,000 Triborough, Bridge & Tunnel Auth. Rev. Bonds,
                    AMBAC, 5 1/4s, 11/15/15                                               Aaa             4,833,938
                                                                                                      -------------
                                                                                                         51,768,623

North Carolina (1.2%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 Metropolitan Pier & Exposition Auth. Rev. Bonds
                    (McCormack Place Expansion Project), FGIC, 5 1/2s,
                    12/15/24                                                              Aaa             6,217,500

Ohio (1.6%)
-------------------------------------------------------------------------------------------------------------------
          6,765,000 Cleveland, Wtr. Wks. Rev. Bonds, Ser. J, FSA, 5s,
                    1/1/06                                                                Aaa             7,230,094
          1,535,000 Morley Library Dist. G.O. Bonds (Lake Cnty. Dist.
                    Library), AMBAC, 5 1/4s, 12/1/19                                      Aaa             1,602,156
             45,000 OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
                    Ser. 85-A, FGIC, zero %, 1/15/15                                      Aaa                14,513
                                                                                                      -------------
                                                                                                          8,846,763

Oklahoma (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 OK City Arpt. Trust Rev. Bonds, Ser. A, FSA,
                    5 1/4s, 7/1/21                                                        AAA             3,056,250

Pennsylvania (3.1%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Delaware Valley, Regl. Fin. Auth. Rev. Bonds,
                    Ser. A, AMBAC, 5 1/2s, 8/1/28                                         Aaa             1,593,750
          6,000,000 Philadelphia, Regl. Port Auth. Lease Rev. Bonds
                    (Kidder Special MLD), MBIA, 6.2s, 9/1/13                              Aaa             6,168,660
                    Philadelphia, School Dist. G.O., Ser. A, FSA
          6,400,000 5 1/2s, 2/1/31                                                        Aaa             6,640,000
          2,000,000 5 1/2s, 2/1/18                                                        Aaa             2,145,000
                                                                                                      -------------
                                                                                                         16,547,410

Puerto Rico (0.8%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. JJ, MBIA,
                    5 1/4s, 7/1/14                                                        Aaa             4,390,000

South Carolina (1.3%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 SC Jobs Econ. Dev. Auth. Rev. Bonds, AMBAC, 5.23s,
                    8/1/15                                                                Aaa             7,197,680

Tennessee (1.0%)
-------------------------------------------------------------------------------------------------------------------
          4,840,000 Knox Cnty., Hlth. Edl. & Hsg. Fac Board Rev. Bonds
                    (Ft. Sanders Alliance), MBIA, 5 3/4s, 1/1/14                          Aaa             5,384,500

Texas (10.1%)
-------------------------------------------------------------------------------------------------------------------
          2,100,000 Austin Rev. Bonds, MBIA, 5 1/4s, 5/15/19                              Aaa             2,223,375
          5,195,000 Austin, Arpt. Syst. Rev. Bonds, Ser. A, MBIA,
                    6.1s, 11/15/11                                                        Aaa             5,662,550
          5,000,000 Austin, Elec. Util. Syst. Rev. Bonds, Ser. A,
                    AMBAC, 5 1/2s, 11/15/16                                               Aaa             5,487,500
          2,500,000 Dallas Indpt. School Dist. G.O. Bonds, PSFG,
                    5 1/4s, 2/15/19                                                       Aaa             2,587,500
          5,280,000 Houston, Arpt. Syst. Rev. Bonds, FSA, 5s, 7/1/21                      Aaa             5,260,200
          1,500,000 Houston, Indpt. School Dist. G.O. Bonds, PSFG,
                    Ser. A, 6.3s, 8/15/14                                                 Aaa             1,766,250
          9,250,000 Houston, Wtr. & Swr. Rev. Bonds, Ser. A, FSA,
                    5 3/4s, 12/1/32                                                       Aaa            10,117,188
          5,000,000 Rio Grande Valley Hlth. Fac. Dev. Corp. Rev.
                    Bonds, MBIA, 6.4s, 8/1/12                                             Aaa             5,058,300
          4,000,000 San Antonio Wtr. Rev. Bonds, FSA, 5 1/2s, 5/15/20                     Aaa             4,235,000
          5,000,000 Tarrant Cnty., Hlth. Fac. Dev. Rev. Bonds (TX
                    Hlth. Res. Sys.), Ser. A, MBIA, 5 3/4s, 2/15/15                       AAA             5,562,500
          2,500,000 TX State G.O. Bonds, FSA, 5s, 10/1/11                                 AAA             2,693,750
          3,150,000 Victoria G.O. Bonds, FGIC, 5 1/2s, 8/15/20                            Aaa             3,295,688
                                                                                                      -------------
                                                                                                         53,949,801

Utah (3.1%)
-------------------------------------------------------------------------------------------------------------------
          2,330,000 UT State Housing Fin. Agcy. Single Family Mtge.
                    Rev. Bonds, FHA Insd., 6s, 1/1/31                                     Aaa             2,391,163
                    UT State Pwr. Supply Rev. Bonds (Intermountain
                    Pwr. Agcy.), Ser. A, MBIA
          7,900,000 6.15s, 7/1/14 (prerefunded)                                           Aaa             8,966,500
          4,495,000 6.15s, 7/1/14                                                         Aaa             5,000,681
                                                                                                      -------------
                                                                                                         16,358,344

Washington (6.6%)
-------------------------------------------------------------------------------------------------------------------
          2,680,000 Central Puget Sound, Regl. Trans. Auth. Rev.
                    Bonds, FGIC, 5 1/4s, 2/1/18                                           AAA             2,840,800
          2,400,000 Kitsap Cnty., Pub. Trans. Benefit Area Auth. G.O.
                    Bonds, AMBAC, 5s, 5/1/13                                              Aaa             2,550,000
         10,000,000 Port of Seattle Rev. Bonds, Ser. A, FGIC, 5 1/2s,
                    10/1/22                                                               Aaa            10,375,000
         $6,060,000 Tacoma, Elec. Syst. Rev. Bonds, AMBAC, 5 3/8s,
                    1/1/12                                                                Aaa             6,484,200
                    WA State Pub. Pwr. Supply Syst. Rev. Bonds
          6,000,000 (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16                         Aaa             7,470,000
          5,000,000 (Nuclear No. 1), Ser. A, AMBAC, 5.7s, 7/1/09                          Aaa             5,518,750
                                                                                                      -------------
                                                                                                         35,238,750
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $522,757,179)                                              $536,942,868
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $534,625,505.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Independent auditors' report.

      The rates shown on VRDN are the current interest rates shown at July 31, 2003.

      The fund had the following industry group concentrations greater than 10% at July 31, 2003 (as a percentage of net assets):

          Utilities            18.5%
          Transportation       17.6
          Health care          14.1

      The fund had the following insurance concentrations greater than 10% at July 31, 2003 (as a percentage of net assets):

          FGIC                 26.7%
          AMBAC                26.4
          MBIA                 24.7
          FSA                  18.4

      The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
July 31, 2003

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$522,757,179) (Note 1)                                                         $536,942,868
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    5,469,360
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              566,914
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    9,654,108
-------------------------------------------------------------------------------------------
Total assets                                                                    552,633,250

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    229,685
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               674,292
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 13,875,200
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,571,092
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        235,594
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           88,621
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        48,132
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            802
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              191,279
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               93,048
-------------------------------------------------------------------------------------------
Total liabilities                                                                18,007,745
-------------------------------------------------------------------------------------------
Net assets                                                                     $534,625,505

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $518,250,393
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          7,773
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                             2,181,650
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       14,185,689
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $534,625,505

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($368,419,228 divided by 24,677,358 shares)                                          $14.93
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $14.93)*                              $15.67
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($150,265,772 divided by 10,050,007 shares)**                                        $14.95
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($13,792,795 divided by 922,292 shares)**                                            $14.95
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,147,710 divided by 143,465 shares)                                               $14.97
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $14.97)***                            $15.47
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended July 31, 2003

Interest income:                                                                $25,634,822
-------------------------------------------------------------------------------------------
Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,792,117
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      544,579
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    21,477
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     12,259
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               758,867
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,387,522
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               135,727
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                10,653
-------------------------------------------------------------------------------------------
Other                                                                               224,790
-------------------------------------------------------------------------------------------
Total expenses                                                                    5,887,991
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (43,524)
-------------------------------------------------------------------------------------------
Net expenses                                                                      5,844,467
-------------------------------------------------------------------------------------------
Net investment income                                                            19,790,355
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 11,488,157
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (1,654,361)
-------------------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                                       (213,087)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and swap contracts
during the year                                                                 (15,397,222)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (5,776,513)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $14,013,842
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                 Year ended July 31
Increase (decrease) in net assets                                            2003                  2002
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $19,790,355           $22,524,584
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                        9,620,709            14,091,133
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                            (15,397,222)           (4,723,797)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   14,013,842            31,891,920
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From ordinary income
   Class A                                                                     --               (22,214)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --               (12,299)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --                  (750)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                  (108)
-------------------------------------------------------------------------------------------------------
  From tax-exempt income
   Class A                                                            (14,369,544)          (14,826,726)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (5,127,156)           (7,029,484)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (404,425)             (393,775)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (74,312)              (72,597)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                             (7,592,845)                   --
-------------------------------------------------------------------------------------------------------
   Class B                                                             (3,337,034)                   --
-------------------------------------------------------------------------------------------------------
   Class C                                                               (271,570)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                                (44,356)                   --
-------------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                             (1,102,803)                   --
-------------------------------------------------------------------------------------------------------
   Class B                                                               (484,680)                   --
-------------------------------------------------------------------------------------------------------
   Class C                                                                (39,443)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                                 (6,442)                   --
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       4,531,446             8,830,656
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (14,309,322)           18,364,623

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     548,934,827           530,570,204
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income and distributions in excess of net investment
income of $7,773 and $248,103, respectively)                         $534,625,505          $548,934,827
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------

Per-share                                                   Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.46       $15.18       $14.52       $14.72       $15.40
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income                    .58          .67          .71          .73          .72
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.16)         .27          .66         (.20)        (.56)
------------------------------------------------------------------------------------------------
Total from
investment operations                    .42          .94         1.37          .53          .16
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.59)        (.66)        (.71)        (.73)        (.72)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)          --           --           --         (.12)
------------------------------------------------------------------------------------------------
Total distributions                     (.95)        (.66)        (.71)        (.73)        (.84)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.93       $15.46       $15.18       $14.52       $14.72
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.71         6.38         9.63         3.86         0.96
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $368,419     $363,096     $322,302     $260,637     $243,845
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .84          .82          .83          .81          .94
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.76         4.39         4.74         5.15         4.65
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 42.88        54.72        36.91        22.45        35.60
------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------

Per-share                                                 Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.48       $15.20       $14.54       $14.74       $15.42
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income                    .48          .59          .65          .68          .72
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.16)         .27          .66         (.20)        (.56)
------------------------------------------------------------------------------------------------
Total from
investment operations                    .32          .86         1.31          .48          .16
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.49)        (.58)        (.65)        (.68)        (.72)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)          --           --           --         (.12)
------------------------------------------------------------------------------------------------
Total distributions                     (.85)        (.58)        (.65)        (.68)        (.84)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.95       $15.48       $15.20       $14.54       $14.74
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.04         5.81         9.18         3.44         1.00
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $150,266     $171,801     $196,934     $238,508     $327,920
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.49         1.35         1.23         1.21          .90
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.10         3.86         4.34         4.75         4.69
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 42.88        54.72        36.91        22.45        35.60
------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------

                                                                                  For the period
                                                                                  July 26, 1999+
Per-share                                           Year ended July 31                to July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.49       $15.21       $14.53       $14.72       $14.83
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income                    .46          .55          .59          .62          .01
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)         .27          .68         (.19)        (.11)
------------------------------------------------------------------------------------------------
Total from
investment operations                    .29          .82         1.27          .43         (.10)
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.47)        (.54)        (.59)        (.62)        (.01)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)          --           --           --           --
------------------------------------------------------------------------------------------------
Total distributions                     (.83)        (.54)        (.59)        (.62)        (.01)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.95       $15.49       $15.21       $14.53       $14.72
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.82         5.53         8.89         3.11        (0.66)*
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $13,793      $11,885       $9,638       $1,123           $1
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.64         1.62         1.63         1.61          .03*
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.95         3.58         3.88         4.33          .08*
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 42.88        54.72        36.91        22.45        35.60
------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------

Per-share                                                  Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.50       $15.22       $14.56       $14.76       $15.39
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income                    .54          .62          .66          .69          .66
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.16)         .28          .67         (.20)        (.51)
------------------------------------------------------------------------------------------------
Total from
investment operations                    .38          .90         1.33          .49          .15
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.55)        (.62)        (.67)        (.69)        (.66)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.36)          --           --           --         (.12)
------------------------------------------------------------------------------------------------
Total distributions                     (.91)        (.62)        (.67)        (.69)        (.78)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.97       $15.50       $15.22       $14.56       $14.76
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.40         6.05         9.28         3.55         0.91
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,148       $2,154       $1,696       $2,692       $1,866
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.14         1.12         1.13         1.11         1.24
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.45         4.08         4.45         4.82         4.35
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 42.88        54.72        36.91        22.45        35.60
------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
July 31, 2003

Note 1
Significant accounting policies

Putnam Tax-Free Insured Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are primarily covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for an interest payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end are listed after The fund's portfolio.

E) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended July 31, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund will no longer participate in a committed line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, dividends payable, realized gains and losses on certain futures contracts, market discount and straddle loss deferrals.

Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2003, the fund reclassified $440,958 to increase undistributed net investment income and $644,152 to increase paid-in-capital, with an decrease to accumulated net realized gains of $1,085,110.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                                $21,284,615
Unrealized depreciation                                 (7,098,926)
                                                      ------------
Net unrealized appreciation                             14,185,689
Undistributed tax exempt income                            610,689
Undistributed short-term gain                            1,286,250
Undistributed long-term gain                             4,092,734
Cost for federal income
tax purposes                                          $522,757,179

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At July 31, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended July 31, 2003, the fund's expenses were reduced by $43,524 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,007 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $41,327 and $75 from the sale of class A and class M shares, respectively, and received $274,433 and $729 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended July 31, 2003, Putnam Retail Management, acting as underwriter, received $6,512 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended July 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $249,767,649 and $229,297,041, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,792,511         $89,388,859
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               632,380           9,775,790
---------------------------------------------------------------------------
                                             6,424,891          99,164,649

Shares repurchased                          (5,234,878)        (81,026,185)
---------------------------------------------------------------------------
Net increase                                 1,190,013         $18,138,464
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,287,000         $80,564,387
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               627,697           9,555,417
---------------------------------------------------------------------------
                                             5,914,697          90,119,804

Shares repurchased                          (3,655,278)        (55,541,228)
---------------------------------------------------------------------------
Net increase                                 2,259,419         $34,578,576
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,840,319         $28,474,156
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               193,767           3,000,465
---------------------------------------------------------------------------
                                             2,034,086          31,474,621

Shares repurchased                          (3,081,309)        (47,565,208)
---------------------------------------------------------------------------
Net decrease                                (1,047,223)       $(16,090,587)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,981,921         $30,282,305
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               257,484           3,925,681
---------------------------------------------------------------------------
                                             2,239,405          34,207,986

Shares repurchased                          (4,095,145)        (62,470,374)
---------------------------------------------------------------------------
Net decrease                                (1,855,740)       $(28,262,388)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    469,861          $7,304,731
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                19,513             302,204
---------------------------------------------------------------------------
                                               489,374           7,606,935

Shares repurchased                            (334,567)         (5,197,211)
---------------------------------------------------------------------------
Net increase                                   154,807          $2,409,724
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    631,077          $9,635,108
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                22,172             337,912
---------------------------------------------------------------------------
                                               653,249           9,973,020

Shares repurchased                            (519,632)         (7,877,353)
---------------------------------------------------------------------------
Net increase                                   133,617          $2,095,667
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     24,513            $380,235
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                 3,962              61,418
---------------------------------------------------------------------------
                                                28,475             441,653

Shares repurchased                             (23,949)           (367,808)
---------------------------------------------------------------------------
Net increase                                     4,526             $73,845
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     49,056            $748,766
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                 3,733              56,984
---------------------------------------------------------------------------
                                                52,789             805,750

Shares repurchased                             (25,256)           (386,949)
---------------------------------------------------------------------------
Net increase                                    27,533            $418,801
---------------------------------------------------------------------------


Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $7,282,309 as long term capital gain, for its taxable year ended July 31, 2003.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.

Charles B. Curtis (4/27/40), Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000 Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private companies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43), Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47), Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology

Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38), Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41), Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45), Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot
Properties, Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42), Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33), Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.

Lawrence J. Lasser* (11/1/42), Trustee since 1992 and Vice President since 1981
President and Chief Executive Officer of Putnam Investments and Putnam
Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51), Trustee since 1984 and President since
2000

President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34), Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA
  02109.

  As of  July 31, 2003, there were 104 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Auditors
PricewaterhouseCoopers LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and  Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

William H. Woolverton
Vice President and Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free Insured Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.


AN043-203374  035/438/629/849  9/03

Not FDIC Insured, May Lose Value, No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: September 26, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: September 26, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: September 26, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: September 26, 2003



Putnam
Tax-Free
High Yield
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-03

[GRAPHIC OMITTED: HARMONICA]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the fiscal year ended July 31, 2003, Putnam Tax Free High Yield Fund posted positive results at net asset value, though it underperformed both its benchmark index and its Lipper peer group average. You will find the details on the facing page.

As you will see in the accompanying report from the fund's management team, the high-yield municipal bond market advanced strongly in the latter weeks of the fiscal year, outperforming the high-grade market for the first time in two years. However, the upturn came too late in the period to make a significant impact on results for the fund's full fiscal year. In their report, the managers discuss this market turn as well as other factors that drove the fund's performance throughout the fiscal year. They also offer their insights into prospects for fiscal 2004.

Despite the challenges that will undoubtedly face your fund's managers in coming months, we remain convinced that investors seeking the opportunity for high current income and tax-free features of lower-rated high-yield municipal bonds will continue to find these attributes in this fund. As we wrote in our report to you at the fiscal year's midpoint, we deeply appreciate your continued confidence in Putnam and we firmly believe that over the long term your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds

September 17, 2003


Report from Fund Management

Fund highlights

* During the fiscal year ended July 31, 2003, Putnam Tax-Free High Yield Fund's class A shares had total returns of 1.34% at net asset value and -3.46% at maximum public offering price.

* Primarily as a result of credit quality differences in their respective portfolios, the fund lagged its benchmark, the Lehman Municipal Bond Index, which returned 3.60% for the period.

* Disappointing results from two airline-related holdings were largely responsible for the fund's trailing the 2.83% average return of its Lipper category, High-Yield Municipal Debt Funds.

* See the Performance Summary on page 8 for complete fund performance, comparative performance, and Lipper data.


Performance commentary

A positive change in investor sentiment during the latter part of the fiscal year caused the high-yield market to outperform the investment-grade market for the first time since 2001. Even the struggling airline industry -- the source of many industrial development bonds that are part of the municipal market -- began to strengthen. Although the fund's portfolio benefited during the latter part of the period, the improvement was not sufficient to offset declines from earlier in the period and so allow the fund to overtake the Lehman Municipal Bond Index, which is composed primarily of investment-grade rated bonds.


FUND PROFILE

Putnam Tax-Free High Yield Fund seeks to provide a high level of current income free from federal income tax by investing in a diversified portfolio of lower-rated and investment-grade municipal bonds. The fund is intended and may be appropriate for investors seeking tax-advantaged income who are willing to accept some credit risk.

In large measure, the fund's underperformance relative to its Lipper peer group is attributable to two industrial development bonds (IDBs) issued for US Airways and United Airlines, both of which filed for bankruptcy during the first half of the fiscal year. Although the airline industry as a whole has been in a recovery mode since early this summer, prices of these two airline-backed issues have not followed suit. These bonds are discussed in more detail on page 4.

Market overview

During the past 12 months, as economic growth continued at a sluggish pace and the jobless rate mounted, concerns about inflation gave way to worries about the prospect of deflation. Deflation is a decrease in the price of goods and services brought about by decreasing demand, which can lead to higher unemployment and a stalled economy. During the first half of the year, these concerns, plus the prospect of war in Iraq, drove risk-averse investors toward the relative security of high-quality bonds. Meanwhile, lower-grade bonds languished.

By June, the Federal Reserve Board was sufficiently concerned about the economy to cut short-term interest rates by a quarter of a percentage point, causing the federal funds rate to reach 1% -- a 45-year low. Both municipal bond yields and Treasury yields fell significantly through mid June. However, as the fund's fiscal year neared its end in July, rates on longer-term bonds rebounded dramatically over a short period, sending prices down.

Prices in the tax-free market were also affected by the burgeoning supply of new issues nationwide, which has broken all-time records. Over $357 billion in municipal debt was issued in 2002, and supply has continued to swell in 2003, as municipalities with mounting budget problems were anxious to take advantage of low interest rates.

Industrial development bonds (IDBs), which are issued by municipalities and backed by the credit of companies, have also influenced the tax-free markets, slumping with the economy and then picking up late in the fiscal year. However, the municipal market is still overshadowed by growing federal and local budget deficits.


---------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 7/31/03
---------------------------------------------------------------------------
Bonds
---------------------------------------------------------------------------
Lehman Municipal Bond Index                                           3.60%
---------------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable bonds)                           5.42%
---------------------------------------------------------------------------
Lehman Government Bond Index                                          4.45%
---------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index                               3.89%
---------------------------------------------------------------------------
Stocks
---------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                   10.64%
---------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                4.11%
---------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)              27.97%
---------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/03.
---------------------------------------------------------------------------


Strategy overview

We began the fiscal year expecting interest rates to rise, so we positioned the fund with a relatively short average duration, a measure of interest-rate sensitivity, to help reduce the impact of changes in bond prices. However, interest rates drifted irregularly downward over the year. In mid June, when the Fed made its most recent move, rates plummeted. Ten-year Treasuries neared the 3% range; consequently, we became more defensive as we believed that the low rates were not sustainable as the prospects for economic growth were improving. Our defensive move was justified in July, as rates rebounded, but as the fiscal year ended we were moving the fund back into a duration-neutral position. We continue to believe the future bias for interest rates is up, not down, but we also believe much of the movement is already behind us.

Our emphasis on high-yielding securities in pursuit of high total returns continues. However, diversification is the key to our strategy -- balancing position sizes so they don't overwhelm the portfolio, either on the upside or the downside. We prefer to own smaller positions in more issues, rather than larger positions in fewer issues. This means owning bonds issued in different geographical areas, industries, quality ratings, maturities and different names, spreading risks out as much as possible.

For example, we recently trimmed the fund's holdings in tobacco settlement bonds to about 1.7% of total net assets. These bonds continue to provide diversification as well as income for the fund. We also reduced exposure to IDBs issued for airlines. As the prospect for economic recovery improved toward the end of the year, airlines have rebounded and we were able to sell some airline-related IDBs in the rising market.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                               as of     as of
                              1/31/03   7/31/03

Health care                    30.7%     32.0%

Utilities                      14.9%     15.3%

Transportation                 10.4%      7.4%

Forest and
paper products                  5.8%      5.5%

Housing                         2.2%      3.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Tobacco settlement bonds hurt performance during the year. These bonds are issued by municipalities and secured by cash payments made in satisfaction of legal judgments against the tobacco industry. Because they are subject to special risks, they generally offer higher yields than other bonds of comparable quality. Tobacco companies' profits are under siege from continuing litigation and the prospect of declining cigarette sales. In addition, because they have been so popular as a source of financing for cash-strapped cities and states, we are concerned that the market may be reaching the saturation point. Because of these factors, we reduced our exposure to tobacco bonds. They did, however, detract from performance during the period.

Airline-related IDBs were also a negative. IDBs are municipal bonds issued to finance local expansion by various businesses. The bonds are backed by the credit of the company benefiting from the financing, not the issuing municipality. As a result, their prices are affected by investor perceptions of the backing company or industry group. Airline-backed IDBs, generally issued to finance airport facility expansion, have been severely affected by declining air traffic and the fiscal woes of the airline industry, including two high-profile bankruptcies. Although the airline industry began to rebound late in the year, the bonds issued for US Airways and United Airlines -- both of which were held by the fund -- did not benefit from this rally.

Other industrial bonds in the fund's portfolio also had a difficult first half. And although the second half of the fiscal year brought positive changes for many of these issues, others continued to languish. In addition to the two airlines mentioned above, the fund's holdings in NY IDA Field Hotel proved disappointing. We purchased these bonds, backed by revenues from a hotel located near John F. Kennedy International Airport, in 1998. The terrorist attacks of September 11, 2001, the drop in air travel, the recession, and other factors all negatively affected the travel industry, and this hotel's finances deteriorated as a result. We eliminated the position this spring at a substantial loss, when it seemed likely to us that the hotel was facing bankruptcy.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA     (22.0%)
A           (11.9%)
Baa/BBB     (26.6%)
Ba/BB       (21.3%)
B           (13.2%)
CCC          (2.4%)
D            (1.9%)
VMIG1        (0.7%)

Footnote reads:
As a percentage of market value as of 7/31/03. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


The utilities industry has gone through some difficult times, but it is a variegated market that has been one of our target industries in our efforts to broaden the fund's diversification. An example of a new name among the fund's utilities holdings is Mason, West Virginia PCR, Appalachian Power. Rated Baa1 by Moody's and BBB+ by Standard & Poor's, the bonds have a coupon of 5.50% and mature in 2022. The company provides electric power to residents of West Virginia and Virginia. We liked Mason because it is a low-cost provider, which means we believe it is well positioned in a deregulated market, and we believe it has what we call a positive credit trajectory. Although there are no assurances, we believe the company has the potential for a credit upgrade at some time in the future. The fund has continued to benefit from its position in California Department of Water Resources, Power Supply revenue bonds, discussed in the semiannual report. These bonds are backed by a surcharge on commercial and residential electric bills, not tax receipts, and the proceeds are intended to replenish the state's general fund. Rated A3, these issues expose the fund to a higher ratings category while providing geographical and industry diversification as well as what we believe is an attractive income stream.

When a bond issuer's credit rating is upgraded, or when a bond is refunded, the value of the outstanding issue is likely to increase, adding capital appreciation potential to current income. In July, the fund benefited when a general obligation bond (GO) in the portfolio was prerefunded. The bonds were issued by Lackawanna, Pennsylvania for Scranton, and at the time we purchased them in 2001 they were not rated. Although the issuer was experiencing financial difficulties, we believed their problems would prove temporary. When conditions improved, the issuer wanted to take advantage of lower interest rates. The two bond series in the fund were issued at 7.00%, due in 2022 and 7.10%, due in 2031. After the refinancing, their market value rose dramatically.

Credit downgrades have also been a small negative factor in fund performance. With budget deficits facing so many towns, cities, and states, GOs now convey higher risk, especially those issued in municipalities where budget stresses are greatest, like California and New York. In addition, California and New York represent approximately one quarter of the total municipal market.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Paul Drury (Portfolio Leader), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Richard Wyke (Portfolio Member), Kevin Cronin, and Joyce Dragone.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our current outlook for the municipal bond market is cautiously optimistic. The conflict in Iraq is largely over, and investors are more focused on economic concerns on the home front. While serious issues and the threat of terrorism remain, the level of uncertainty in the world seems to have eased.

We believe municipal budgets will continue to face significant pressures in the months ahead, as governments wrangle with how to implement costly home-front protection measures while pushing tax cuts to stimulate economic growth. Historically, improvement in the credit quality of state and local governments has lagged a general economic recovery, so we expect municipal credit quality to remain fragile for some time to come.

There are a number of factors that support the prospect for economic growth, including low inventories and increased productivity, as well as the low cost of borrowing, in historical terms. The weakened U.S. dollar may also provide a stimulus for U.S. businesses, reinforcing expectations for a global improvement in economic activity. Although long-term interest rates have already risen, and we continue to believe the future bias is upward, inflation prospects are currently low and there are viable signs of economic recovery. Moreover, credit spreads -- the difference in yield between high- and low-quality bonds -- remain wide, suggesting that credit risk may be worth taking in moderate amounts.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended July 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 10 for definitions of some terms used in this section.



-----------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 7/31/03
-----------------------------------------------------------------------------------------------
                        Class A             Class B             Class C             Class M
(inception dates)      (9/20/93)            (9/9/85)            (2/1/99)           (12/29/94)
                     NAV       POP       NAV      CDSC       NAV      CDSC       NAV       POP
-----------------------------------------------------------------------------------------------
1 year               1.34%    -3.46%     0.82%    -3.96%     0.46%    -0.50%     0.96%    -2.30%
-----------------------------------------------------------------------------------------------
5 years             13.35      7.95     10.51      8.82      8.80      8.80     11.66      8.04
Annual average       2.54      1.54      2.02      1.71      1.70      1.70      2.23      1.56
-----------------------------------------------------------------------------------------------
10 years            51.43     44.23     43.11     43.11     39.54     39.54     46.19     41.48
Annual average       4.24      3.73      3.65      3.65      3.39      3.39      3.87      3.53
-----------------------------------------------------------------------------------------------
Annual average
(life of fund)       6.81      6.51      6.47      6.47      5.94      5.94      6.60      6.40
-----------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class A, C, and M shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge
(or CDSC) and higher operating expenses for such shares.



------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/03
------------------------------------------------------------
                                                 Lipper
                         Lehman                High-Yield
                        Municipal               Municipal
                          Bond                  Debt Funds
                         Index             category average*
------------------------------------------------------------
1 year                    3.60%                    2.83%
------------------------------------------------------------
5 years                  30.59                    15.50
Annual average            5.48                     2.89
------------------------------------------------------------
10 years                 78.78                    59.73
Annual average            5.98                     4.77
------------------------------------------------------------
Annual average
(life of fund)            8.00                     6.82
------------------------------------------------------------

* Index and Lipper results should be compared to fund performance at net asset value. Over the 1-, 5-, and 10-year periods ended 7/31/03 there were 75, 50, and 19 funds, respectively, in this Lipper category.



[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 7/31/93 to 7/31/03

Date/year            Fund's class B shares    Lehman Municipal Bond Index

7/31/93                     10,000                     10,000
7/31/94                     10,080                     10,187
7/31/95                     10,577                     10,989
7/31/96                     11,346                     11,714
7/31/97                     12,189                     12,915
7/31/98                     12,968                     13,690
7/31/99                     13,184                     14,083
7/31/00                     13,164                     14,691
7/31/01                     13,995                     16,171
7/31/02                     14,161                     17,256
7/31/03                    $14,311                    $17,878

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class C shares would have been valued at $13,954 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class A and M shares would have been valued at $15,143 and $14,619, respectively, ($14,423 and $14,148 at public offering price).



-----------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/03
-----------------------------------------------------------------------------------------
                               Class A        Class B        Class C        Class M
-----------------------------------------------------------------------------------------
Distributions (number)            12             12             12             12
-----------------------------------------------------------------------------------------
Income 1                       $0.737497      $0.672763      $0.636806      $0.699862
-----------------------------------------------------------------------------------------
Capital gains 1                    --            --              --             --
-----------------------------------------------------------------------------------------
Total                          $0.737497      $0.672763      $0.636806      $0.699862
-----------------------------------------------------------------------------------------
Share value:                NAV     POP          NAV            NAV        NAV      POP
-----------------------------------------------------------------------------------------
7/31/02                   $12.88   $13.52      $12.90         $12.89     $12.89   $13.32
-----------------------------------------------------------------------------------------
7/31/03                    12.31    12.92       12.33          12.31      12.31    12.72
-----------------------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------------------
Current dividend rate 2     5.73%    5.46%       5.07%          4.91%      5.43%    5.25%
-----------------------------------------------------------------------------------------
Taxable equivalent 3        8.82     8.40        7.80           7.55       8.35     8.08
-----------------------------------------------------------------------------------------
Current 30-day SEC yield 4  5.16     4.92        4.50           4.34       4.85     4.70
-----------------------------------------------------------------------------------------
Taxable equivalent 3        7.94     7.57        6.92           6.68       7.46     7.23
-----------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 35% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.




-------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/03 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------------------------------
                          Class A            Class B             Class C             Class M
(inception dates)        (9/20/93)           (9/9/85)            (2/1/99)           (12/29/94)
                       NAV       POP       NAV      CDSC       NAV      CDSC       NAV       POP
-------------------------------------------------------------------------------------------------
1 year                3.77%    -1.12%     3.25%    -1.64%     3.03%     2.05%     3.46%     0.13%
-------------------------------------------------------------------------------------------------
5 years              16.06     10.55     13.07     11.35     11.49     11.49     14.33     10.64
Annual average        3.02      2.03      2.49      2.17      2.20      2.20      2.72      2.04
-------------------------------------------------------------------------------------------------
10 years             55.36     47.98     46.90     46.90     43.28     43.28     50.02     45.10
Annual average        4.50      4.00      3.92      3.92      3.66      3.66      4.14      3.79
-------------------------------------------------------------------------------------------------
Annual average
(life of fund)        6.97      6.68      6.64      6.64      6.12      6.12      6.76      6.57
-------------------------------------------------------------------------------------------------



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Comparative indexes

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and up to 10 years.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utilities companies.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees of Putnam Tax-Free Income Trust and
Shareholders of Putnam Tax-Fee High Yield Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, (except for bond ratings) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the "fund") at July 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2003, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 2003



The fund's portfolio
July 31, 2003

Key to Abbreviations
-------------------------------------------------------------------------------------------------------------------
AMBAC               AMBAC Indemnity Corporation
COP                 Certificate of Participation
FGIC                Financial Guaranty Insurance Company
FNMA Coll.          Federal National Mortgage Association Collateralized
FRB                 Floating Rate Bonds
FSA                 Financial Security Assurance
GNMA Coll.          Government National Mortgage Association Collateralized
G.O. Bonds          General Obligation Bonds
IFB                 Inverse Floating Rate Bonds
IF COP              Inverse Floating Rate Certificate of Participation
MBIA                MBIA Insurance Company
TRAN                Tax Revenue Anticipation Notes
VRDN                Variable Rate Demand Notes

Municipal bonds and notes (97.4%) (a)
Principal amount                                                                          Rating (RAT)        Value
Alabama (1.7%)
-------------------------------------------------------------------------------------------------------------------
         $5,000,000 Anniston, Indl. Dev. Rev. Bonds
                    (Hoover Group, Inc.), 8 1/2s, 9/1/10                                  CCC/P          $3,400,000
          5,120,000 DCH Hlth. Care Auth. Rev. Bonds, 5 1/4s, 6/1/18                       A1              5,049,600
         10,000,000 Jackson Cnty., Hlth. Care Auth. Rev. Bonds,
                    5.7s, 5/1/19                                                          BB+             8,712,500
          1,800,000 Jackson Cnty., Hlth. Care Auth. TRAN, 7 7/8s, 5/1/19                  AAA/P           1,917,198
          2,000,000 Phoenix City., Indl. Dev. Board Rev. Bonds (Mead
                    Coated Board), Ser. A, 5.3s, 4/1/27                                   Baa2            1,670,000
                                                                                                      -------------
                                                                                                         20,749,298

Arizona (1.9%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
                    Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29                      B-/P            6,180,000
                    Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
          6,530,000 (Sierra Vista Regl. Hlth. Ctr.), 7 3/4s, 12/1/30                      BB+/P           6,995,263
          1,510,000 (Sierra Vista Cmnty. Hosp.), Ser. A, 6 3/4s, 12/1/26                  BB+/P           1,498,675
          5,500,000 Pima Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
                    Bonds, Ser. A, 8 1/2s, 11/15/32                                       B/P             5,665,000
                    Scottsdale, Indl. Dev. Auth. Rev. Bonds,
                    (Westminster Village 1st Mtge.), Ser A
          1,500,000 8 1/4s, 6/1/15                                                        BB-/P           1,569,375
          2,300,000 8s, 6/1/11                                                            BB-/P           2,400,625
                                                                                                      -------------
                                                                                                         24,308,938

Arkansas (1.2%)
-------------------------------------------------------------------------------------------------------------------
          7,600,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            8,189,000
          6,650,000 Northwest Regl. Arpt. Auth. Rev. Bonds,
                    7 5/8s, 2/1/27                                                        BB/P            7,248,500
                                                                                                      -------------
                                                                                                         15,437,500

California (9.9%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 ABAG Fin. Auth. COP (American Baptist Homes),
                    Ser. A, 5.85s, 10/1/27                                                BB+             4,400,000
                    Alameda, Corridor Trans. Auth. Rev. Bonds
         19,795,000 MBIA, zero %, 10/1/35                                                 Aaa             3,092,969
         17,845,000 MBIA, zero %, 10/1/33                                                 Aaa             3,122,875
         15,000,000 Ser. 99-A, MBIA, zero %, 10/1/30                                      Aaa             3,131,250
         10,000,000 Anaheim, Pub. Fin. Auth. Lease Rev. Bonds (Pub.
                    Impts.), Ser. C, FSA, zero %, 9/1/36                                  Aaa             1,475,000
          7,500,000 CA State Dept. of Wtr. Resources Rev. Bonds,
                    Ser. A, 5 3/8s, 5/1/22                                                A3              7,368,750
          3,400,000 CA State Dept. of Wtr. Resources Rev. Bonds,
                    Ser. A, 5 1/4s, 5/1/20                                                A3              3,353,250
          3,250,000 CA State G.O. Bonds, 5 1/4s, 2/1/20                                   A2              3,225,625
          1,000,000 CA Statewide Cmnty. Dev. Auth. Multi-Fam. Rev.
                    Bonds (Hsg. Equity Res.), Ser. B, 5.2s, 12/1/29                       Baa1            1,061,250
          8,000,000 Corona, COP (Vista Hosp. Syst.), Ser. B, 9 1/2s,
                    7/1/20 (In default) (NON)                                             D/P             3,200,000
            300,000 Foothill/Eastern Corridor Agcy. Rev. Bonds
                    (CA Toll Roads), 5 3/4s, 1/15/40                                      Baa3              307,500
          7,835,000 Gilroy, Rev. Bonds (Bonfante Gardens Park),
                    8s, 11/1/25                                                           B/P             6,424,700
          1,000,000 Irvine, Impt. Board Act of 1915 Special Assmt.
                    Bonds (Assmt. Dist. No. 00-18-GRP 3), 5.55s, 9/2/26                   BBB-/P            948,750
                    Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds
          7,500,000 Ser. C, 7 1/2s, 12/1/24                                               CCC             6,196,875
          2,895,000 (United Airlines, Inc.), 6 7/8s,
                    11/15/12 (In default) (NON)                                           D/P             1,729,763
          1,625,000 Orange Cnty., Cmnty. Fac. Dist. Special Tax Bonds
                    (No. 02-1 Ladera Ranch), Ser. A, 5.55s, 8/15/33                       BB+/P           1,495,000
                    Redondo Beach, Redev. Agcy. Multi-Fam. Hsg. Rev.
                    Bonds (Heritage Point)
          2,925,000 Ser. B, 8 1/2s, 9/1/23                                                BBB-/P          2,954,250
          4,740,000 Ser. A, 6 1/2s, 9/1/23                                                BBB-/P          4,787,400
          1,500,000 Roseville, Special Tax (Cmnty. Fac. Dist.
                    No. 1-Crocker), 6s, 9/1/33                                            BB/P            1,421,250
            700,000 Sacramento, Special Tax (North Natomas Cmnty. Fac.
                    01-03), 6s, 9/1/28                                                    BB/P              674,625
         21,000,000 San Bernardino Cnty., IF COP, MBIA, 11.55s, 8/1/28
                    (acquired 6/27/95, cost $22,664,040) (RES)                            AAA/P          26,145,000
          1,500,000 San Joaquin Hills, Trans. Corridor Agcy. Rev.
                    Bonds, Ser. A, 5 1/2s, 1/15/28                                        Baa3            1,419,375
         10,000,000 San Luis Obispo, COP (Vista Hosp. Syst., Inc.),
                    8 3/8s, 7/1/29 (In default) (NON)                                     D/P             4,000,000
          2,770,000 Santaluz Cmnty., Fac. Dist. No. 2 Special Tax
                    (Impt. Area No. 1), 6 3/8s, 9/1/30                                    BB+/P           2,787,313
            350,000 Southern CA Pub. Pwr. Auth. IFB (Transmission),
                    10.55s, 7/1/12                                                        Aa3               358,981
          4,560,000 Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac.
                    Dist. No. 1), 7 3/4s, 8/1/32                                          BB-/P           4,411,800
         17,100,000 Vallejo, COP (Marine World Foundation), 7.2s,
                    2/1/26                                                                BBB-/P         17,527,500
          7,405,000 Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                               B+              5,146,475
          1,500,000 Valley Hlth. Syst. Hosp. Rev. Bonds (Refunding &
                    Impt.), Ser. A, 6 1/2s, 5/15/25                                       B+                967,500
                                                                                                      -------------
                                                                                                        123,135,026

Colorado (1.7%)
-------------------------------------------------------------------------------------------------------------------
         13,000,000 Arapahoe Cnty., Cap. Impt. Trust Fund Hwy. Rev.
                    Bonds, Ser. E-470, 7s, 8/31/26                                        Aaa            14,901,250
          5,000,000 CO Hlth. Fac. Auth. Rev. Bonds
                    (Evangelical Lutheran), 5.9s, 10/1/27                                 A3              4,937,500
          1,500,000 CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30                        A3              1,567,500
                    CO State Edl. Fac. Auth. Rev. Bonds
                    (Ocean Journey, Inc.)
          7,514,084 8 3/8s, 12/1/26 (In default) (NON)                                    D/P               262,993
          3,415,493 8.3s, 12/1/17 (In default) (NON)                                      D/P               119,542
                                                                                                      -------------
                                                                                                         21,788,785

Connecticut (1.5%)
-------------------------------------------------------------------------------------------------------------------
                    CT State Dev. Auth. Rev. Bonds (East Hills Woods)
          4,439,954 Ser. A, 7 3/4s, 11/1/17                                               CCC/P           3,690,712
            457,428 Ser. B, zero %, 3/1/21                                                CCC/P              32,592
          2,000,000 CT State Dev. Auth. First Mtg. Gross Rev. Hlth.
                    Care Rev. Bonds (The Elm Street Park Baptist, Inc.
                    Project), 5.85s, 12/1/33                                              BBB+            1,960,000
          6,000,000 CT State Dev. Auth. Poll. Control Rev. Bonds
                    (Western MA), Ser. A, 5.85s, 9/1/28                                   A3              6,217,500
          6,500,000 CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Edgehill), Ser. A, 6 7/8s, 7/1/27                                    AAA/P           7,033,455
                                                                                                      -------------
                                                                                                         18,934,259

District of Columbia (2.2%)
-------------------------------------------------------------------------------------------------------------------
         17,000,000 DC G.O. Bonds, Ser. A, 6 3/8s, 6/1/26                                 AAA            19,380,000
                    DC Tobacco Settlement Fin. Corp. Rev. Bonds
          4,500,000 6 3/4s, 5/15/40                                                       A-              3,858,750
          5,500,000 6 1/2s, 5/15/33                                                       A-              4,647,500
                                                                                                      -------------
                                                                                                         27,886,250

Florida (6.3%)
-------------------------------------------------------------------------------------------------------------------
          9,260,000 Brevard Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Courtenay Springs Village), 7 3/4s, 11/15/24                         AAA/P          10,232,300
          5,000,000 Capital Trust Agcy. Rev. Bonds (Seminole Tribe
                    Convention), Ser. A, 10s, 10/1/33                                     B/P             5,843,750
          3,105,000 Capital Trust Agcy. Multi-Fam. Rev. Bonds (American
                    Opportunity-Senior), Ser. A, 5 7/8s, 12/1/38                          Baa1            2,817,788
          1,000,000 Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds, Ser. B,
                    5s, 11/1/07                                                           BB-/P             990,000
          8,170,000 FL Gulf Coast U. VRDN, 0.93s, 8/1/30 (First Union
                    National Bank)                                                        VMIG1           8,170,000
          5,180,000 FL State Fin. Dept. Gen. Svcs. IFB (Rites-PA
                    414A), FSA, 9.09s, 7/1/11 (acquired 9/2/98,
                    cost $6,687,794) (RES)                                                AAA/P           6,708,100
         24,000,000 Hernando Cnty., Indl. Dev. Rev. Bonds (FL Crushed
                    Stone Co.), 8 1/2s, 12/1/14                                           A-/P           24,770,400
          3,300,000 Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
                    Bonds (Shell Point Village), Ser. A, 5 1/2s, 11/15/29                 BBB             3,011,250
                    Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
          2,400,000 (Orlando Regl. Hlth. Care), 5 3/4s, 12/1/32                           A2              2,400,000
          3,750,000 (Adventist Hlth. Syst.), 5 5/8s, 11/15/32                             A3              3,689,063
                    Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                    (FL Terminals Inc.), Ser. A
          3,125,000 7 3/4s, 5/1/21                                                        B-/P            3,035,156
          2,880,000 7 1/2s, 5/1/15                                                        B-/P            2,800,800
          4,000,000 St. Johns Cnty., Hlth. Care Indl. Dev. Auth. Rev. Bonds
                    (Glenmoor St. Johns Project), Ser. A, 8s, 1/1/30                      B/P             3,800,000
          1,000,000 Verandah, West Cmnty. Dev. Dist. Rev. Bonds
                    (Cap. Impt.), Ser. A, 6 5/8s, 5/1/33                                  BB-/P             976,250
                                                                                                      -------------
                                                                                                         79,244,857

Georgia (4.0%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 Burke Cnty., Poll. Control Dev. Auth. Mandatory
                    Put Bonds (GA Power Co.), 4.45s, 1/1/32                               A2              8,350,000
          3,400,000 Effingham Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Pacific Corp.), 6 1/2s, 6/1/31                                       Ba3             2,992,000
          6,000,000 Forsyth Cnty., Hosp. Auth. Rev. Bonds (GA Baptist
                    Hlth. Care Syst.), 6 3/8s, 10/1/28                                    AAA/P           6,900,000
          9,500,000 Forsyth Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Hoover Group, Inc.), 8 1/2s, 12/1/05                                 Ba3             6,745,000
          2,500,000 Fulton Cnty., Hsg. Auth. Multi-Fam. Hsg. VRDN
                    (Spring Creek Crossing), 0.85s, 10/1/24                               A-1             2,500,000
                    Rockdale Cnty., Dev. Auth. Solid Waste Disp. Rev.
                    Bonds (Visay Paper, Inc.)
          6,875,000 7 1/2s, 1/1/26                                                        BB+/P           6,935,156
         11,800,000 7.4s, 1/1/16                                                          BB+/P          11,932,750
          3,160,000 Savannah, Econ. Dev. Auth. Poll. Control Rev.
                    Bonds (Stone Container Corp.), 8 1/8s, 7/1/15                         B/P             3,286,400
                                                                                                      -------------
                                                                                                         49,641,306

Illinois (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Chicago Special Assmt. Bonds (Lake Shore East),
                    6 3/4s, 12/1/32                                                       B+/P            1,507,500
                    Chicago, O'Hare Intl. Arpt. Rev. Bonds
                    (United Air Lines, Inc.)
          5,000,000 Ser. A, 6 3/4s, 11/1/11 (In default) (NON)                            D/P             1,075,000
          2,700,000 Ser. B, 5.2s, 4/1/11 (In default) (NON)                               D/P               583,875
          5,000,000 Chicago, Wtr. Rev. Bonds, AMBAC, 5 3/4s, 11/1/30                      Aaa             5,462,500
          4,000,000 East Chicago, Poll. Control Rev. Bonds (Inland
                    Steel Co.), 7 1/8s, 6/1/07                                            CCC             2,160,000
          1,050,000 IL Dev. Fin. Auth. Rev. Bonds (Mercy Hsg. Corp.),
                    7s, 8/1/24                                                            Baa1            1,132,635
                    IL Hlth. Fac. Auth. Rev. Bonds
            880,000 (Cmnty. Rehab. Providers Fac.), 8 1/4s,
                    8/1/12 (In default) (NON)                                             D/P               832,700
          4,330,000 (Cmnty. Rehab. Providers Fac.), Ser. A, 7 7/8s, 7/1/20                AAA/P           4,941,613
          2,385,000 (Cmnty. Rehab. Providers Fac.), Ser. A, 7 7/8s,
                    7/1/20 (In default) (NON)                                             D/P             1,019,588
          3,065,000 (Cmnty. Rehab. Providers Fac.), Ser. A, 7 1/2s, 3/1/14                AAA/P           3,207,921
          4,225,000 (Victor C. Neumann Associates), 7 1/4s, 7/1/18                        B/P             3,982,063
            215,000 (Cmnty. Rehab. Providers Fac.), Ser. A, 7 1/4s, 3/1/04                B/P               222,583
          6,000,000 (Elmhurst Memorial Hlth. Care), 5 5/8s, 1/1/28                        A2              5,880,000
                                                                                                      -------------
                                                                                                         32,007,978

Indiana (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,800,000 Plainfield, Indl. Econ. Dev. Rev. Bonds (Earl M.
                    Jorgensen Co.), 8 1/2s, 9/1/04                                        B-/P            1,819,386
          4,000,000 Rockport, Poll. Control Rev. Bonds
                    (Indiana-Michigan Pwr.), Ser. A, 4.9s, 6/1/25                         Baa2            4,075,000
                                                                                                      -------------
                                                                                                          5,894,386

Iowa (2.2%)
-------------------------------------------------------------------------------------------------------------------
                    IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Care Initiatives)
         21,770,000 9 1/4s, 7/1/25                                                        BBB-/P         25,770,238
            895,000 9.15s, 7/1/09                                                         BBB-/P          1,034,844
            200,000 Marion Cnty., 1st Mtge. Rev. Bonds (AHF/Kentucky
                    Iowa, Inc.), 5 1/8s, 1/1/20 (In default) (NON)                        D/P                90,000
                                                                                                      -------------
                                                                                                         26,895,082

Kansas (0.3%)
-------------------------------------------------------------------------------------------------------------------
                    Lenexa, Hlth. Care Rev. Bonds (LakeView Village)
          2,250,000 Ser. C, 6 7/8s, 5/15/32                                               BB+             2,317,500
          1,200,000 Ser. B, 6 1/4s, 5/15/26                                               BB+             1,179,000
                                                                                                      -------------
                                                                                                          3,496,500

Kentucky (1.9%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Jefferson Cnty., Hosp. IFB, MBIA, 11.652s, 10/23/14                   Aaa             3,640,000
         10,435,000 Kenton Cnty., Arpt. Board Rev. Bonds
                    (Special Fac. - Delta Airlines, Inc.), 7 1/8s, 2/1/21                 BB-/P           8,882,794
          3,740,000 KY Econ. Dev. Fin. Auth. Rev. Bonds (Norton
                    Healthcare, Inc.), Ser. A, 6 1/8s, 10/1/10                            BBB/P           3,955,050
          6,250,000 KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
                    (Norton Healthcare, Inc.), Ser. A, 6 5/8s, 10/1/28                    BBB/P           6,406,250
          1,175,000 Lexington-Fayette Cnty., Urban Govt. 1st Mtge.
                    Rev. Bonds (AHF/Kentucky Iowa, Inc.), 10 1/4s,
                    1/1/20 (In default) (NON)                                             D/P               528,750
                                                                                                      -------------
                                                                                                         23,412,844

Louisiana (3.1%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 LA Hlth. Ed. Auth. Rev. Bonds (Lambert House),
                    Ser. A, 6.2s, 1/1/28                                                  B+/P            6,098,750
          5,335,000 LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev.
                    Bonds (St. James Place), Ser. A, 8s, 11/1/19                          B-/P            5,161,613
          7,750,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                              CCC/P           6,393,750
          7,000,000 Port of New Orleans, Indl. Dev. Rev. Bonds
                    (Continental Grain Co.), 7 1/2s, 7/1/13                               BB-             7,187,670
          3,000,000 St. Charles Parish, Poll. Control Rev. Bonds,
                    Ser. A, 4.9s, 6/1/30                                                  Baa3            3,108,750
                    Tangipahoa Parish Hosp. Svcs. Rev. Bonds
                    (North Oaks Med. Ctr. Project), Ser. A
          1,000,000 5s, 2/1/30                                                            A                 902,500
          1,000,000 5s, 2/1/25                                                            A                 903,750
          9,000,000 W. Feliciana Parish, Solid Waste Disp. Rev. Bonds
                    (Kaiser Aluminum), 7.7s, 12/1/14                                      Ba1             9,225,900
                                                                                                      -------------
                                                                                                         38,982,683

Maine (0.6%)
-------------------------------------------------------------------------------------------------------------------
          7,500,000 Rumford, Solid Waste Disp. Rev. Bonds
                    (Boise Cascade Corp.), 6 7/8s, 10/1/26                                Baa3            7,556,250

Maryland (0.7%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Howard Cnty., Rev. Bonds, Ser. A, 8s, 5/15/29                         BB-/P           6,412,500
          2,000,000 MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
                    (Mercy Ridge), Ser. A, 6s, 4/1/35                                     BB+/P           1,912,500
                                                                                                      -------------
                                                                                                          8,325,000

Massachusetts (4.4%)
-------------------------------------------------------------------------------------------------------------------
                    Atlas Boston Tax Exempt Rev. Bonds
          1,165,000 Ser. 99-1, 7 1/4s, 1/1/35 (In default) (NON)                          D/P                 8,738
          2,220,000 Ser. 1, 6.65s, 1/1/35 (In default) (NON)                              D/P             1,465,200
                    MA G.O. Bonds, Ser. C, MBIA
          5,000,000 5 1/4s, 8/1/18                                                        Aaa             5,318,750
          6,400,000 5 1/4s, 8/1/17                                                        Aaa             6,856,000
          4,055,000 MA State Dev. Fin. Agcy. Rev. Bonds (Alden Place),
                    6 3/4s, 7/1/30                                                        B/P             3,715,394
          5,600,000 MA State Hlth. & Edl. Fac. Auth. IFB (Boston U.),
                    Ser. L, AMBAC, 10.854s, 7/1/25                                        Aaa             5,737,984
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          5,750,000 (Civic Investments), Ser. A, 9s, 12/15/15                             B+/P            6,440,000
          4,000,000 (Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33                               BBB-            3,725,000
          4,900,000 (Winchester Hosp.), Ser. E, 6 3/4s, 7/1/30                            BBB             5,114,375
          5,850,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            5,959,688
          2,200,000 (Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31                      BBB+            2,205,500
          4,500,000 (Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s,
                    7/1/31                                                                A-              4,539,375
          1,960,000 MA State Indl. Fin. Agcy. R (TNG Marina Bay LLC
                    Project), 7 1/2s, 12/1/27                                             B/P             1,955,100
                    MA State Indl. Fin. Agcy. Rev. Bonds
          2,378,153 (Evanswood Bethzatha Corp.), 8s,
                    1/15/27 (In default) (NON)                                            D/P                 2,973
          1,664,711 (1st. Mtge. Evanswood Bethzatha-A), 7 7/8s,
                    1/15/20 (In default) (NON)                                            D/P                 2,081
          1,850,000 (Sr. Living Fac. Forge Hill), 7s, 4/1/17                              B/P             1,646,500
                                                                                                      -------------
                                                                                                         54,692,658

Michigan (5.5%)
-------------------------------------------------------------------------------------------------------------------
          2,310,000 Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                    (Glacier Hills, Inc.), 8 3/8s, 1/15/19                                AAA             3,040,538
          2,000,000 Delta Cnty., Econ. Dev. Corp. Rev. Bonds, Ser. A,
                    6 1/4s, 4/15/27                                                       Baa2            2,005,000
          3,840,000 Detroit, Local Dev. Fin. Auth. Tax Increment Rev.
                    Bonds, Ser. A, 5 1/2s, 5/1/21                                         BB-             3,052,800
         10,000,000 Dickinson Cnty., Econ. Dev. Corp. Rev. Bonds,
                    5 3/4s, 6/1/16                                                        Baa2           10,162,500
          1,500,000 Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.),
                    6s, 7/1/20                                                            Baa3            1,321,875
                    Garden City, Hosp. Fin. Auth. Rev. Bonds
                    (Garden City Hosp. OB Group), Ser. A
          3,000,000 5 3/4s, 9/1/17                                                        B1              2,362,500
          3,000,000 5 5/8s, 9/1/10                                                        B1              2,613,750
          1,715,000 Jackson Cnty., Econ. Dev. VRDN (Vista Grande Villa),
                    Ser. A, 0.90s, 11/1/31                                                A-1             1,715,000
         10,650,000 Macomb Cnty., Hosp. Fin. Auth. Rev. Bonds
                    (Mt. Clemens Gen. Hosp.), Ser. B, 5 7/8s, 11/15/34                    BBB-            9,984,375
          2,750,000 MI State Hosp. Fin. Auth. Rev. Bonds (Detroit Med.
                    Ctr.), Ser. A, 5 1/4s, 8/15/28                                        Ba1             1,629,375
          7,500,000 MI State Strategic Fund Resource Recvy. Rev. Bonds
                    (Central Wayne Energy Rec.), Ser. A, 7s, 7/1/27
                    (In default) (NON)                                                    D/P             1,500,000
          9,450,000 MI State Strategic Fund Solid Waste Disp. Rev.
                    Bonds (Genesee Pwr. Station), 7 1/2s, 1/1/21                          BB+/P           8,788,500
          7,500,000 MI State Strategic Fund, Ltd. IFB (Rites-PA 334),
                    MBIA, 11.419s, 9/1/25 (acquired 3/9/98,
                    cost $9,018,750) (RES)                                                AAA/P           9,018,750
          5,000,000 Midland Cnty., Econ. Dev. Corp. Rev. Bonds,
                    6 3/4s, 7/23/09                                                       Ba3             5,006,250
          5,595,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39                                        B-/P            3,839,569
          4,000,000 Wayne Charter Cnty., Special Arpt. Fac. Rev. Bonds
                    (Northwest Airlines, Inc.), 6s, 12/1/29                               B+/P            2,830,000
                                                                                                      -------------
                                                                                                         68,870,782

Minnesota (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,660,000 Chaska, Indl. Dev. Rev. Bonds (Lifecore
                    Biomedical, Inc. Project), 10 1/4s, 9/1/20                            BB/P            2,749,615
          3,000,000 Intl. Falls, Env. Fac. Rev. Bonds (Boise
                    Cascade Corp.), 7.2s, 10/1/24                                         Baa3            3,078,750
          3,700,000 Minneapolis & St. Paul, Metro. Arpt. Comm. Special
                    Fac. Rev. Bonds (Northwest Airlines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B+/P            3,066,375
          2,075,000 Minneapolis, Rev. Bonds (Walker Methodist Sr.
                    Svcs.), Ser. A, 6s, 11/15/28                                          BB-/P           1,667,781
                                                                                                      -------------
                                                                                                         10,562,521

Missouri (0.3%)
-------------------------------------------------------------------------------------------------------------------
          3,250,000 Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
                    Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
                    5 1/2s, 6/1/27                                                        A               3,189,063

Montana (0.3%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 MT State Board Inv. Exempt Fac. Rev. Bonds
                    (Still Water Mining Project), 8s, 7/1/20                              Ba2             3,725,000

Nebraska (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,819,785 Kearney, Indl. Dev. Rev. Bonds (Great Platte River Road),
                    6 3/4s, 1/1/28 (In default) (NON)                                     D/P                24,099
          2,000,000 NE Investment Fin. Auth. Hosp. IFB (Bishop
                    Clarkson Memorial Hosp.), MBIA, 12.225s, 12/8/16                      Aaa             2,036,360
                                                                                                      -------------
                                                                                                          2,060,459

Nevada (1.2%)
-------------------------------------------------------------------------------------------------------------------
          5,350,000 Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
                    Gas Corp. Project), Ser. C, 5.45s, 3/1/38                             Baa2            5,263,063
         11,000,000 Director of The State of Nevada Dept. of Bus. &
                    Ind. Rev. Bonds (Las Vegas Monorail), AMBAC,
                    zero %, 1/1/25                                                        Aaa             3,258,750
                    Henderson, Local Impt. Dist. Special Assmt. Bonds
                    (No. T-14)
          3,000,000 5.8s, 3/1/23                                                          BB-/P           2,865,000
          2,650,000 5.55s, 3/1/17                                                         BB-/P           2,550,625
            810,000 Las Vegas, Special Impt. Dist. No. 809 Rev. Bonds
                    (Summerlin Area), 5.65s, 6/1/23                                       BB+/P             719,888
                                                                                                      -------------
                                                                                                         14,657,326

New Hampshire (2.6%)
-------------------------------------------------------------------------------------------------------------------
                    NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          8,500,000 (1st. Mtge.-Rivermead Peterborough), 8 1/2s, 7/1/24                   AAA             9,233,380
          5,900,000 (Havenwood-Heritage Heights), 7.35s, 1/1/18                           BB/P            6,128,625
          3,000,000 (Rivermead at Peterborough), 5 3/4s, 7/1/28                           BB/P            2,610,000
          2,500,000 (Lakes Region Hosp. Assn.), 5 3/4s, 1/1/08                            BB/P            2,487,500
          2,200,000 NH Hlth. & Ed. Fac. Auth. Rev. Bonds
                    (Huntington at Nashua), Ser. A, 6 7/8s, 5/1/33                        B/P             2,065,250
                    NH State Bus. Fin. Auth. Rev. Bonds
          2,500,000 (Alice Peck Day Hlth. Syst.), Ser. A, 7s, 10/1/29                     BB+/P           2,521,875
          4,000,000 (Franklin Regl. Hosp. Assn.), Ser. A, 6.05s, 9/1/29                   BB/P            3,310,000
          3,550,000 (Proctor Academy), Ser. A, 5.6s, 6/1/28                               Baa2            3,563,313
          8,551,027 NH State Bus. Fin. Auth. Poll. Control & Solid
                    Waste Rev. Bonds (Crown Paper Co.), 7 3/4s,
                    1/1/22 (In default) (NON)                                             D/P                10,689
                                                                                                      -------------
                                                                                                         31,930,632

New Jersey (3.3%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s,
                    4/1/24 (In default) (NON)                                             D/P             4,250,000
                    NJ Econ. Dev. Auth. Rev. Bonds
          7,000,000 (Winchester Gardens), Ser. A, 8 5/8s, 11/1/25                         BB-/P           7,402,500
            900,000 (Cedar Crest Village, Inc.), Ser. A, 7s, 11/15/16                     BB-/P             911,250
         12,000,000 (Newark Arpt. Marriot Hotel), 7s, 10/1/14                             Ba3            11,925,000
            500,000 (First Mtge. Presbyterian), Ser. A, 6 1/4s, 11/1/20                   BB/P              501,250
          5,220,000 NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                    (Meridian Assisted Living), 6 3/4s, 8/1/30                            B/P             4,182,525
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          4,000,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            4,365,000
          5,000,000 (South Jersey Hosp.), 6s, 7/1/12                                      Baa1            5,500,000
          1,750,000 NJ State Ed. Fac. Auth. Rev. Bonds (Stevens Inst.
                    of Tech.), Ser. C, 5 1/4s, 7/1/32                                     A-              1,658,125
                                                                                                      -------------
                                                                                                         40,695,650

New Mexico (0.4%)
-------------------------------------------------------------------------------------------------------------------
          5,500,000 Farmington, Poll. Control Rev. Bonds (Tucson Elec.
                    Pwr. Co. San Juan), Ser. A, 6.95s, 10/1/20                            Ba3             5,561,875

New York (8.2%)
-------------------------------------------------------------------------------------------------------------------
          3,250,000 Colonie, Indl. Dev. Agcy. Rev. Bonds (Cap. Compost
                    & Waste), Ser. A, 3 3/8s, 6/1/21                                      D/P               747,500
          6,820,000 Metro. Trans. Auth. Fac. FRB, 11.223s, 4/1/12
                    (acquired 4/27/00, cost $7,955,530) (RES)                             AAA             9,189,950
          2,000,000 Nassau Cnty, Interim Fin. Auth. Rev. Bonds,
                    Ser. B, MBIA, 5s, 11/15/11                                            AAA+            2,155,000
          1,575,000 Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (North Shore Hlth. Syst. Project D), 5 1/4s, 11/1/07                  BB+/P           1,628,156
          8,000,000 NY City, G.O. Bonds, Ser. C, 5 1/2s, 8/1/13                           A2              8,460,000
          6,280,000 NY City, FRB, FGIC, 10.654s, 8/1/06
                    (acquired 9/12/97, cost $7,384,526) (RES)                             AAA/P           7,630,200
                    NY City, Indl. Dev. Agcy. Rev. Bonds
          9,000,000 (Paper Inc.), 7.8s, 1/1/16                                            B+/P            9,315,000
          6,400,000 (British Airways), 7 5/8s, 12/1/32                                    BBB-            5,592,000
          2,500,000 (Brooklyn Navy Yard Cogen. Partners), 5.65s, 10/1/28                  BBB-            2,221,875
            500,000 NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Brooklyn Polytech. U. Project J), 6 1/8s, 11/1/30                    Ba1               410,000
          5,500,000 NY City, Transitional Fin. Auth. Rev. Bonds
                    (Future Tax), Ser. C, 5 1/4s, 8/1/10                                  AAA             6,043,125
          1,785,000 NY State Dorm. Auth. Rev. Bonds (Lenox Hill
                    Hosp.), 5 3/4s, 7/1/12                                                A3              1,956,806
          8,000,000 NY State Energy Resource & Dev. Auth. Poll.
                    Control IFB, FGIC, 12.948s, 7/1/29 (acquired
                    12/19/94, cost $8,353,120) (RES)                                      Aaa             9,073,440
          4,500,000 NY State Env. Fac. Corp. Rev. Bonds, MBIA, 6s, 6/15/12                Aaa             5,169,375
         11,185,000 NY State Env. Fac. Corp. Poll. Control FRB (PA
                    198), MBIA, 10.677s, 6/15/10 (acquired 10/22/97,
                    cost $13,449,963) (RES)                                               AAA            14,442,631
          5,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard, LLC), 7s, 11/1/30                                 BB-/P           5,225,000
          5,000,000 Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Peconic Landings), Ser. A, 8s, 10/1/20                               B+/P            4,987,500
          8,000,000 Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
                    Bonds (Southampton Hosp. Assn.), Ser. B,
                    7 5/8s, 1/1/30                                                        B-/P            7,410,000
                                                                                                      -------------
                                                                                                        101,657,558

North Carolina (2.5%)
-------------------------------------------------------------------------------------------------------------------
                    NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. C
          7,500,000 5 3/8s, 1/1/17                                                        BBB             7,509,375
          3,400,000 5 3/8s, 1/1/16                                                        BBB             3,429,750
          2,000,000 5.3s, 1/1/15                                                          BBB             2,022,500
          3,000,000 NC Med. Care Cmnty. Healthcare Fac. Rev. Bonds
                    (1st Mtge. - Presbyterian Homes), 7s, 10/1/31                         BB/P            3,240,000
          4,500,000 NC Med. Care Comm. Retirement Fac. Rev. Bonds
                    (1st Mtge. - Givens Estates Project), Ser. A,
                    6 1/2s, 7/1/32                                                        BB-/P           4,410,000
                    NC State Muni. Pwr. Agcy. Rev. Bonds
          4,000,000 (No. 1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                        Baa1            4,305,000
          6,000,000 Ser. A, 5 1/2s, 1/1/13                                                Baa1            6,322,500
                                                                                                      -------------
                                                                                                         31,239,125

Ohio (2.1%)
-------------------------------------------------------------------------------------------------------------------
         18,000,000 Hamilton Cnty., Rev. Bonds, Ser. B, AMBAC,
                    zero %, 12/1/26                                                       Aaa             4,995,000
            750,000 Marion Cnty., Hlth. Care Fac. Rev. Bonds (United
                    Church Homes), 6.3s, 11/15/15                                         BBB-              755,625
                    OH State Higher Edl. Fac. FRB (Kenyon College Project)
          2,500,000 4.95s, 7/1/37                                                         A2              2,487,500
          5,000,000 4.85s, 7/1/37                                                         A2              4,981,250
          6,500,000 OH State Solid Waste Mandatory Put Bonds, 4.85s,
                    11/1/22                                                               BBB             6,621,875
          6,000,000 OH State Wtr. Dev. Auth. Poll. Control Fac. Rev.
                    Bonds, 6.1s, 8/1/20                                                   Baa2            6,187,500
            800,000 OH State Wtr. Dev. Auth. Solid Waste Disp. Rev.
                    Bonds (Bay Shore Power Co.), Ser. A, 5 7/8s,
                    9/1/20                                                                BB+/P             752,000
                                                                                                      -------------
                                                                                                         26,780,750

Oklahoma (1.2%)
-------------------------------------------------------------------------------------------------------------------
                    OK Dev. Fin. Auth. Rev. Bonds
          1,600,000 (Continuing Care Retirement), Ser. A, 8s, 2/1/32                      B/P             1,548,000
          3,000,000 (Doane Products Co.), 6 1/4s, 7/15/23                                 B-/P            2,478,750
          8,850,000 (Hillcrest Hlth. Care), Ser. A, 5 5/8s, 8/15/29                       B1              5,774,625
          5,800,000 Ottawa Cnty., Fin. Auth. Indl. Rev. Bonds (Doane
                    Products Co.), 7 1/4s, 6/1/17                                         B-/P            4,821,250
                                                                                                      -------------
                                                                                                         14,622,625

Oregon (0.9%)
-------------------------------------------------------------------------------------------------------------------
         11,900,000 Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                    (Terwilliger Plaza Project), 6 1/2s, 12/1/29                          BB-/P          11,126,500

Pennsylvania (5.1%)
-------------------------------------------------------------------------------------------------------------------
          6,500,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15                               B1              6,272,500
          8,605,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            9,024,494
          1,700,000 Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds
                    (Jenners Pond, Inc.), 7 5/8s, 7/1/34                                  BB-/P           1,695,750
         12,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
                    (Office & Pkg.), Ser. A, 6s, 1/15/25                                  CCC/P           6,250,000
                    Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
          2,250,000 (St. Luke's Hosp. - Bethlehem), 5 3/8s, 8/15/33                       Baa2            2,070,000
          2,860,000 (Lehigh Valley Hosp. Hlth. Network), Ser. A,
                    5 1/4s, 7/1/32                                                        A2              2,670,525
          1,750,000 New Morgan, Indl. Dev. Auth. Solid Waste Disp.
                    Rev. Bonds (New Morgan Landfill Co., Inc.),
                    6 1/2s, 4/1/19                                                        BB-             1,590,313
          2,000,000 PA Econ. Dev. Fin. Auth. Rev. Bonds
                    (Amtrak Project), Ser. A, 6 3/8s, 11/1/41                             A3              1,855,000
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
         13,000,000 (Colver), Ser. E, 8.05s, 12/1/15                                      BBB-           13,568,750
          1,000,000 (Northampton Generating), Ser. A, 6 1/2s, 1/1/13                      BBB-            1,010,000
          1,345,000 PA State Higher Edl. Fac. Auth. Rev. Bonds
                    (Philadelphia College of Osteopathic Med.), 5s,
                    12/1/13                                                               A               1,390,394
                    Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds
          4,875,853 (Graduate Hlth. Syst. Oblig. Group), 7 1/4s,
                    7/1/18 (In default) (NON)                                             D/P                 6,095
          5,450,000 (Jeanses Hosp. Project), 5 7/8s, 7/1/17                               Baa2            5,245,625
          1,500,000 Philadelphia, Indl. Dev. Auth. Rev. Bonds (Gallery
                    II Garage), 6.4s, 2/15/13                                             BBB-/P          1,515,000
          3,686,212 Philadelphia, Indl. Dev. Auth. Special Fac. Rev.
                    Bonds (U.S. Airways, Inc.), 8 1/8s,
                    5/1/30 (In default) (NON)                                             D/P               110,586
                    Scranton, G.O. Bonds, Ser. C
          3,060,000 7.1s, 9/1/31                                                          BB/P            3,740,850
          1,000,000 7s, 9/1/22                                                            BB/P            1,216,250
          2,600,000 West Shore, Area Hosp. Auth. Rev. Bonds
                    (Holy Spirit Hosp.), 6 1/4s, 1/1/32                                   BBB+            2,603,250
          2,000,000 York Cnty., Indl. Dev. Auth. Rev. Bonds, Ser. A,
                    5 1/2s, 9/1/20                                                        Baa1            1,900,000
                                                                                                      -------------
                                                                                                         63,735,382

Puerto Rico (1.3%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds,
                    Ser. H, FGIC, 5 1/4s, 7/1/15                                          Aaa             8,750,000
          7,500,000 PR Indl. Tourist Edl. Med. & Env. Control Fac.
                    Rev. Bonds (Cogen. Fac.-AES Project), 6 5/8s, 6/1/26                  Baa2            7,584,375
                                                                                                      -------------
                                                                                                         16,334,375

South Carolina (3.0%)
-------------------------------------------------------------------------------------------------------------------
          5,215,000 Connector 2000 Assn., Inc. SC Toll Road Rev. Bonds
                    (SR-Southern Connector), Ser. A, 5 3/8s, 1/1/38                       B-              2,170,744
                    Connector 2000 Assn., Inc. Toll Road Rev. Bonds
                    (Cap. Appn. Sub.), Ser. C
          4,465,000 zero %, 1/1/21                                                        BB-/P             351,619
          5,500,000 zero %, 1/1/20                                                        BB-/P             501,875
          4,200,000 zero %, 1/1/14                                                        BB-/P             918,750
          4,100,000 zero %, 1/1/13                                                        BB-/P           1,040,375
          1,000,000 zero %, 1/1/12                                                        BB-/P             293,750
          3,175,000 Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Stone Container Corp.), 7 3/8s, 2/1/07                               B/P             3,238,214
          2,275,000 Lexington Cnty. Rev. Bonds, 5 1/2s, 11/1/32                           A2              2,232,344
          4,000,000 SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A,
                    6 1/2s, 8/15/32                                                       BBB+            4,070,000
         10,355,000 SC Jobs Econ. Dev. Auth. Rev. Bonds (St. Francis
                    Hosp.-Franciscan Sisters), 7s, 7/1/15                                 AAA            10,908,682
          3,800,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2            4,180,000
          9,000,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds,
                    Ser. B, 6 3/8s, 5/15/30                                               A-              7,526,250
                                                                                                      -------------
                                                                                                         37,432,603

Tennessee (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Elizabethton, Hlth. & Edl. Fac. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33                              Baa2            1,116,250
         14,000,000 Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
                    Bonds (Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/33                 Baa2           15,277,489
                    Memphis-Shelby Cnty., Arpt. Auth. Rev. Bonds
                    (Federal Express Corp.)
          4,000,000 5.05s, 9/1/12                                                         Baa2            4,215,000
          3,000,000 4 1/2s, 7/1/14                                                        Baa2            2,932,500
                                                                                                      -------------
                                                                                                         23,541,239

Texas (4.9%)
-------------------------------------------------------------------------------------------------------------------
          6,850,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Sears Methodist Retirement), Ser. A, 5.9s, 11/15/25                  BB+/P           6,079,375
          5,000,000 Amarillo, Hlth. Fac. Corp. Rev. Bonds (Sears
                    Panhandle Retirement), Ser. B, 7 3/4s, 8/15/26                        AAA             5,906,250
          3,985,000 Crawford Ed. Fac. Rev. Bonds (U. St. Thomas),
                    5 3/8s, 10/1/27                                                       BBB+            3,706,050
          2,500,000 Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Rev.
                    Bonds (American Airlines, Inc.), 8 1/4s, 11/1/36                      Caa2            1,200,000
         10,000,000 Houston, Arpt. Syst. Rev. Bonds (Special Fac. -
                    Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/21                   B               7,787,500
         12,560,000 Houston, Hotel Occupancy Rev. Bonds (Cap. Appn.
                    Convention), Ser. B, AMBAC, zero %, 9/1/32                            Aaa             2,370,700
         15,500,000 Houston, Wtr. & Swr. Rev. Bonds, Ser. A, FSA,
                    zero %, 12/1/19                                                       Aaa             6,451,875
          5,500,000 Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds (Memorial
                    Hlth. Syst. of East TX), 5.7s, 2/15/28                                BBB-            4,434,375
          5,265,000 Round Rock, Hotel Occupancy Tax Rev. Bonds
                    (Convention Ctr. Complex), 5.85s, 12/1/24                             BBB/P           5,212,350
          4,500,000 Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
                    6s, 10/1/21                                                           Baa2            4,522,500
                    Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.)
          6,250,000 6 1/8s, 7/1/23                                                        Baa2            6,265,625
          2,095,000 6s, 7/1/25                                                            Baa2            2,021,675
          4,650,000 TX State Dept. of Hsg. & Cmnty. Affairs Home Mtge.
                    IFB, Ser. C, GNMA Coll, FNMA Coll, 12.623s, 7/2/24                    AAA             5,231,250
                                                                                                      -------------
                                                                                                         61,189,525

Utah (0.8%)
-------------------------------------------------------------------------------------------------------------------
          5,500,000 Tooele Cnty., Harbor & Term. Dist. Port Fac. Rev.
                    Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26                          BBB             5,355,625
          4,480,000 UT Cnty., Env. Impt. Rev. Bonds (Marathon Oil
                    Project), 5.05s, 11/1/17                                              Baa1            4,659,200
                                                                                                      -------------
                                                                                                         10,014,825

Virginia (2.0%)
-------------------------------------------------------------------------------------------------------------------
          6,250,000 Henrico Cnty. Econ. Dev. Auth. Rev. Bonds
                    (United Methodist), Ser. A, 6.7s, 6/1/27                              BB+/P           6,273,438
          2,000,000 Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours
                    Hlth. Syst.), FSA, 10.61s, 8/23/27                                    Aaa             2,465,000
          4,000,000 Peninsula Ports Auth. Rev. Bonds (VA Baptist
                    Homes), Ser. A, 7 3/8s, 12/1/32                                       B+/P            4,080,000
          6,500,000 Pocahontas Parkway Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               BB              4,533,750
          9,010,000 Suffolk, Redev. & Hsg. Auth. Rev. Bonds
                    (Beach-Oxford Apts.), 6 1/4s, 10/1/33                                 BB-/P           7,827,438
                                                                                                      -------------
                                                                                                         25,179,626

Washington (0.8%)
-------------------------------------------------------------------------------------------------------------------
          4,850,000 Port of Seattle, Special Fac. Rev. Bonds
                    (Northwest Airlines, Inc.), 7 1/4s, 4/1/30                            B+/P            4,086,125
          3,500,000 Spokane Cnty., Indl. Corp. Solid Waste Disp. Rev.
                    Bonds (Kaiser Aluminum & Chemical Corp.), 7.6s,
                    3/1/27 (In default) (NON)                                             D/P             1,225,000
          5,500,000 Washington Cnty., Hsg. & Redev. Auth. Rev. Bonds
                    (Healtheast), 5 1/2s, 11/15/27                                        Ba2             4,565,000
                                                                                                      -------------
                                                                                                          9,876,125

West Virginia (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,475,000 Mason Cnty., Poll. Control FRB (Appalachian
                    Pwr. Co. Project), Ser. L, 5 1/2s, 10/1/22                            Baa1            3,366,406
          5,045,000 Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
                    Assn., Inc.), 6.1s, 5/1/29                                            Ba3             3,581,950
          3,000,000 Weirton, Poll. Control Rev. Bonds (Weirton
                    Steel Corp.), 1/2s, 4/1/12                                            Caa3              300,000
                                                                                                      -------------
                                                                                                          7,248,356

Wisconsin (0.4%)
-------------------------------------------------------------------------------------------------------------------
          5,500,000 Badger Tobacco Settlement Asset Securitization
                    Corp. Rev. Bonds, 6 3/8s, 6/1/32                                      A-              4,551,250

Wyoming (0.4%)
-------------------------------------------------------------------------------------------------------------------
          5,350,000 Sweetwater Cnty., Poll. Control Rev. Bonds
                    (Idaho Power Co. Project), Ser. A, 6.05s, 7/15/26                     A3              5,443,625
                                                                                                     --------------
                    Total Municipal bonds and notes (cost $1,296,061,101)                            $1,213,616,397

Preferred stocks (0.9%) (a)
Number of shares                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Charter Mac. Equity Trust 144A Ser. A, 6.625% cum. pfd.                              $2,147,500
          8,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A
                    Ser. B, 7 3/4s cum. pfd.                                                              8,810,000
                                                                                                      -------------
                    Total Preferred stocks (cost $10,000,000)                                           $10,957,500

Common stocks (0.1%) (a) (cost $9,057,285)
Number of shares                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
            184,103 Tembec, Inc. (Canada) (NON)                                                            $953,204
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,315,118,386)                                          $1,225,527,101
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,246,195,961.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Independent Auditors' Report.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July, 31 2003 was $82,208,071 or 6.6% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on VRDN and Floating Rate Bonds (FRB) are the current interest rates shown at July 31, 2003.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at July 31, 2003.

      The fund had the following industry group concentrations greater than 10% at July 31, 2003 (as a percentage of net assets):

          Health care        32.0%
          Utilities          15.3

      The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
July 31, 2003
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,315,118,386) (Note 1)                                                     $1,225,527,101
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   19,111,722
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              549,187
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   14,120,576
-------------------------------------------------------------------------------------------
Total assets                                                                  1,259,308,586

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                  1,928,900
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             2,616,527
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  4,436,938
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,729,178
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        629,192
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          188,321
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       109,274
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,514
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              354,772
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              118,009
-------------------------------------------------------------------------------------------
Total liabilities                                                                13,112,625
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,246,195,961

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,463,537,235
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      3,083,364
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (130,833,353)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (89,591,285)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,246,195,961

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,000,769,292 divided by 81,299,331 shares)                                        $12.31
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $12.31)*                              $12.92
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($222,969,815 divided by 18,084,387 shares)**                                        $12.33
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($12,027,543 divided by 976,731 shares)**                                            $12.31
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($10,429,311 divided by 847,198 shares)                                              $12.31
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.31)***                            $12.72
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended July 31, 2003
Interest income:                                                                $90,261,049
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  7,696,907
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,172,176
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    42,839
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     23,195
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,144,950
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,766,215
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               120,926
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                54,071
-------------------------------------------------------------------------------------------
Other                                                                               533,768
-------------------------------------------------------------------------------------------
Total expenses                                                                   13,555,047
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (46,232)
-------------------------------------------------------------------------------------------
Net expenses                                                                     13,508,815
-------------------------------------------------------------------------------------------
Net investment income                                                            76,752,234
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (46,265,504)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     259,242
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                      (14,729,467)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (60,735,729)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $16,016,505
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                         Year ended July 31
Decrease in net assets                                               2003                  2002
-----------------------------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------------------------
Net investment income                                         $76,752,234           $91,037,887
-----------------------------------------------------------------------------------------------
Net realized loss on investments                              (46,006,262)           (5,347,201)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                    (14,729,467)          (52,892,964)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations           16,016,505            32,797,722
-----------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-----------------------------------------------------------------------------------------------
 From ordinary income
   Class A                                                        (17,230)             (205,363)
-----------------------------------------------------------------------------------------------
   Class B                                                         (3,945)              (61,777)
-----------------------------------------------------------------------------------------------
   Class C                                                           (187)               (1,467)
-----------------------------------------------------------------------------------------------
   Class M                                                           (171)               (1,925)
-----------------------------------------------------------------------------------------------
 From tax-exempt income
   Class A                                                    (62,725,610)          (69,919,380)
-----------------------------------------------------------------------------------------------
   Class B                                                    (13,041,582)          (18,601,460)
-----------------------------------------------------------------------------------------------
   Class C                                                       (610,914)             (486,721)
-----------------------------------------------------------------------------------------------
   Class M                                                       (601,649)             (668,982)
-----------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)            (113,047,446)          (43,091,311)
-----------------------------------------------------------------------------------------------
Total decrease in net assets                                 (174,032,229)         (100,240,664)

Net assets
-----------------------------------------------------------------------------------------------
Beginning of year                                           1,420,228,190         1,520,468,854
-----------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $3,083,364 and $1,858,486, respectively)         $1,246,195,961        $1,420,228,190
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------

Per-share                                                  Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.88       $13.39       $13.27       $14.13       $14.61
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income                    .74          .83          .80          .80          .81
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.57)        (.52)         .11         (.85)        (.48)
------------------------------------------------------------------------------------------------
Total from
investment operations:                   .17          .31          .91         (.05)         .33
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.74)        (.82)        (.79)        (.81)        (.81)
------------------------------------------------------------------------------------------------
Total distributions                     (.74)        (.82)        (.79)        (.81)        (.81)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.31       $12.88       $13.39       $13.27       $14.13
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.34         2.38         7.10         (.24)        2.25
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,000,769   $1,115,695   $1,145,710   $1,114,842   $1,157,920
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .91          .90          .88          .86          .87
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.83         6.31         6.01         5.95         5.56
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 28.90        19.87        17.95        12.05        12.16
------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------

Per-share                                                   Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.90       $13.41       $13.29       $14.15       $14.62
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income                    .67          .76          .73          .73          .74
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.57)        (.52)         .12         (.86)        (.47)
------------------------------------------------------------------------------------------------
Total from
investment operations:                   .10          .24          .85         (.13)         .27
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.67)        (.75)        (.73)        (.73)        (.74)
------------------------------------------------------------------------------------------------
Total distributions                     (.67)        (.75)        (.73)        (.73)        (.74)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.33       $12.90       $13.41       $13.29       $14.15
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  0.82         1.88         6.55         (.82)        1.81
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $222,970     $281,825     $356,506     $441,174     $743,456
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.43         1.40         1.39         1.44         1.37
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.32         5.83         5.49         5.36         5.03
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 28.90        19.87        17.95        12.05        12.16
------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------

                                                                                         For the
                                                                                          period
                                                                                     Feb 1, 1999+
Per-share                                            Year ended July 31               to July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.89       $13.39       $13.27       $14.13       $14.73
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income                    .64          .72          .69          .69          .36
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.58)        (.51)         .12         (.85)        (.60)
------------------------------------------------------------------------------------------------
Total from
investment operations:                   .06          .21          .81         (.16)        (.24)
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.64)        (.71)        (.69)        (.70)        (.36)
------------------------------------------------------------------------------------------------
Total distributions                     (.64)        (.71)        (.69)        (.70)        (.36)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.31       $12.89       $13.39       $13.27       $14.13
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  0.46         1.64         6.25        (1.05)        1.58*
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $12,028      $11,002       $6,779       $3,945       $2,738
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.71         1.70         1.68         1.66          .83*
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.02         5.46         5.20         5.16         2.47*
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 28.90        19.87        17.95        12.05        12.16
------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------

Per-share                                                  Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.89       $13.39       $13.27       $14.14       $14.61
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment income                    .70          .79          .76          .77          .77
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.58)        (.51)         .12         (.87)        (.47)
------------------------------------------------------------------------------------------------
Total from
investment operations:                   .12          .28          .88         (.10)         .30
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.70)        (.78)        (.76)        (.77)        (.77)
------------------------------------------------------------------------------------------------
Total distributions                     (.70)        (.78)        (.76)        (.77)        (.77)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.31       $12.89       $13.39       $13.27       $14.14
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  0.96         2.16         6.79         (.62)        2.01
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $10,429      $11,706      $11,474      $13,745      $23,693
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.21         1.20         1.18         1.16         1.17
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.54         6.00         5.70         5.65         5.27
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 28.90        19.87        17.95        12.05        12.16
------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.



Notes to financial statements
July 31, 2003

Note 1
Significant accounting policies

Putnam Tax-Free High Yield Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax-exempt securities.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported- as in the case of some securities traded over-the-counter- a security is valued at its last reported bid price. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended July 31,2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund will no longer participate in a committed line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2003, the fund had a capital loss carryover of $72,899,436 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------------------------
   $12,477,080    July 31, 2004
    21,345,454    July 31, 2006
    23,390,767    July 31, 2007
     7,813,842    July 31, 2008
     1,682,906    July 31, 2009
     1,466,587    July 31, 2010
     4,722,800    July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2004 $51,751,776 of losses recognized during the period November 1, 2002 to
July 31, 2003.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, defaulted bond interest, realized gains and losses on certain futures contracts, market discount, straddle loss deferrals and partnership income. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2003, the fund reclassified $1,473,932 to increase undistributed net investment income and $22,070,393 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $20,596,461.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                              $46,698,155
Unrealized depreciation                             (136,193,747)
                                                ----------------
Net unrealized depreciation                          (89,495,592)
Undistributed tax-exempt
income                                                 9,290,598
Undistributed ordinary income                            159,286
Capital loss carryforward                            (72,899,436)
Post October loss                                    (51,751,776)
Cost for federal income
tax purposes                                      $1,315,022,693

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Investment Management, LLC ("Putnam Management"), for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, and 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At July 31, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended July 31, 2003, the fund's expenses were reduced by $46,232 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,904 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. Prior to June 1, 2003, the class B rate was 0.70% of average net assets.

For the year ended July 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $68,145 and $941 from the sale of class A and class M shares, respectively, and received $353,665 and $3,090 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended July 31, 2003, Putnam Retail Management, acting as underwriter, received $13,384 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $376,854,291 and $495,146,265, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,302,265         $92,127,348
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             2,953,632          37,186,069
---------------------------------------------------------------------------
                                            10,255,897         129,313,417

Shares repurchased                         (15,560,514)       (195,724,936)
---------------------------------------------------------------------------
Net decrease                                (5,304,617)       $(66,411,519)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,410,340        $135,719,544
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             2,970,439          38,823,709
---------------------------------------------------------------------------
                                            13,380,779         174,543,253

Shares repurchased                         (12,357,676)       (161,196,733)
---------------------------------------------------------------------------
Net increase                                 1,023,103         $13,346,520
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,854,677         $23,435,847
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               512,488           6,465,446
---------------------------------------------------------------------------
                                             2,367,165          29,901,293

Shares repurchased                          (6,122,644)        (77,328,504)
---------------------------------------------------------------------------
Net decrease                                (3,755,479)       $(47,427,211)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,285,083         $43,162,206
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               643,095           8,419,815
---------------------------------------------------------------------------
                                             3,928,178          51,582,021

Shares repurchased                          (8,674,524)       (113,214,884)
---------------------------------------------------------------------------
Net decrease                                (4,746,346)       $(61,632,863)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    345,325          $4,381,427
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                25,053             308,458
---------------------------------------------------------------------------
                                               370,378           4,689,885

Shares repurchased                            (247,328)         (3,113,145)
---------------------------------------------------------------------------
Net increase                                   123,050          $1,576,740
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    589,374          $7,697,613
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                15,825             206,321
---------------------------------------------------------------------------
                                               605,199           7,903,934

Shares repurchased                            (257,890)         (3,358,454)
---------------------------------------------------------------------------
Net increase                                   347,309          $4,545,480
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     47,097            $565,889
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                31,500             421,804
---------------------------------------------------------------------------
                                                78,597             987,693

Shares repurchased                            (139,917)         (1,773,149)
---------------------------------------------------------------------------
Net decrease                                   (61,320)          $(785,456)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    194,047          $2,520,036
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                32,669             427,839
---------------------------------------------------------------------------
                                               226,716           2,947,875

Shares repurchased                            (174,987)         (2,298,323)
---------------------------------------------------------------------------
Net increase                                    51,729            $649,552
---------------------------------------------------------------------------


Federal tax information
(Unaudited)

The fund has designated 99.97% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.


Charles B. Curtis (4/27/40), Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000 Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private compa nies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Manage ment and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43), Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47), Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology

Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38), Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41), Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45), Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot
Properties, Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42), Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33), Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respec tively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.

Lawrence J. Lasser* (11/1/42), Trustee since 1992 and Vice President since 1981 President and Chief Executive Officer of Putnam Investments and Putnam Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000 President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34), Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of  July 31, 2003, there were 104 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and
Putnam Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to
July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Management

Mark C. Trenchard (6/5/62)
Vice President
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary  Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and  Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

William H. Woolverton
Vice President and  Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN042-203373  036/679/851  9/03

Not FDIC Insured, May Lose Value, No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: September 26, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: September 26, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: September 26, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: September 26, 2003